Exhibit 16.9

Borrower	Properties LLC Landa					File No.	[redacted]
Property Address	29 Holly Grove Rd						
City	Griffin	County	Spalding	State	GA	Zip Code	30224
Lender/Client	[redacted]						

TABLE OF CONTENTS



[redacted]

12/17/2019

[redacted]

Re: Property: 29 Holly Grove Rd
Griffin, GA 30224
Borrower: Properties LLC Landa
File No.: [redacted]

Opinion of Value: $ [redacted]
Effective Date: 12/13/2019

In accordance with your request, we have appraised the above referenced property. The report of that appraisal is attached.

The purpose of the appraisal is to develop an opinion of market value for the property described in this appraisal report, as improved, in unencumbered fee simple title of ownership.

This report is based on a physical analysis of the site and improvements, a locational analysis of the neighborhood and city, and an economic analysis of the market for properties such as the subject. The appraisal was developed and the report was prepared in accordance with the Uniform Standards of Professional Appraisal Practice.

The opinion of value reported above is as of the stated effective date and is contingent upon the certification and limiting conditions attached.

It has been a pleasure to assist you. Please do not hesitate to contact me or any of my staff if we can be of additional service to you.

Sincerely,

[redacted]

State: GA Expires: 09/30/2020

[redacted]

USPAP ADDENDUM

File No. [redacted]

Borrower	Properties LLC Landa
Property Address	29 Holly Grove Rd
City	Griffin County Spalding State GA Zip Code 30224
Lender	[redacted]

This report was prepared under the following USPAP reporting option:

- [X] Appraisal Report — This report was prepared in accordance with USPAP Standards Rule 2-2(a).
- [ ] Restricted Appraisal Report — This report was prepared in accordance with USPAP Standards Rule 2-2(b).

Reasonable Exposure Time

My opinion of a reasonable exposure time for the subject property at the market value stated in this report is: 3 - 6 Months

The definition of Exposure Time, per the 2014-2015 version of USPAP, is: "estimated length of time that the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at market value on the effective date of the appraisal.

Additional Certifications

I certify that, to the best of my knowledge and belief:

- [X] I have NOT performed services, as an appraiser or in any other capacity, regarding the property that is the subject of this report within the three-year period immediately preceding acceptance of this assignment.
- [ ] I HAVE performed services, as an appraiser or in another capacity, regarding the property that is the subject of this report within the three-year period immediately preceding acceptance of this assignment. Those services are described in the comments below.

- The statements of fact contained in this report are true and correct.
- The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions and are my personal, impartial, and unbiased professional analyses, opinions, and conclusions.
- Unless otherwise indicated, I have no present or prospective interest in the property that is the subject of this report and no personal interest with respect to the parties involved.
- I have no bias with respect to the property that is the subject of this report or the parties involved with this assignment.
- My engagement in this assignment was not contingent upon developing or reporting predetermined results.
- My compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal.
- My analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice that were in effect at the time this report was prepared.
- Unless otherwise indicated, I have made a personal inspection of the property that is the subject of this report.
- Unless otherwise indicated, no one provided significant real property appraisal assistance to the person(s) signing this certification (if there are exceptions, the name of each individual providing significant real property appraisal assistance is stated elsewhere in this report).

Additional Comments

APPRAISER: [redacted]

Signature:
Name: [redacted]
Date Signed: 12/17/2019
State Certification #: [redacted]
or State License #:
State: GA
Expiration Date of Certification or License: 09/30/2020
Effective Date of Appraisal: 12/13/2019

SUPERVISORY APPRAISER: (only if required)

Signature:
Name:
Date Signed:
State Certification #:
or State License #:
State:
Expiration Date of Certification or License:
Supervisory Appraiser Inspection of Subject Property:
[ ] Did Not [ ] Exterior-only from Street [ ] Interior and Exterior

[redacted]

Uniform Residential Appraisal Report

File # [redacted]

The purpose of this summary appraisal report is to provide the lender/client with an accurate, and adequately supported, opinion of the market value of the subject property.

SUBJECT

Property Address: 29 Holly Grove Rd   City: Griffin   State: GA   Zip Code: 30224
Borrower: Properties LLC Landa   Owner of Public Record: [redacted]   County: Spalding
Legal Description: See the attached legal description
Assessor's Parcel #: 221 02024   Tax Year: 2019   R.E. Taxes $: 843
Neighborhood Name: Harvey-Nichols   Map Reference: 12060   Census Tract: 1610.00
Occupant: [ ] Owner [X] Tenant [ ] Vacant   Special Assessments $: 0   [ ] PUD   HOA $: 0 [ ] per year [ ] per month
Property Rights Appraised: [X] Fee Simple [ ] Leasehold [ ] Other (describe)
Assignment Type: [ ] Purchase Transaction [X] Refinance Transaction [ ] Other (describe)
Lender/Client: [redacted]   Address: [redacted]
Is the subject property currently offered for sale or has it been offered for sale in the twelve months prior to the effective date of this appraisal? [ ] Yes [X] No
Report data source(s) used, offering price(s), and date(s). According to GAMLS, the subject has not been listed within the previous twelve months.

CONTRACT

I [ ] did [ ] did not analyze the contract for sale for the subject purchase transaction. Explain the results of the analysis of the contract for sale or why the analysis was not performed.
Contract Price $ Date of Contract   Is the property seller the owner of public record? [ ] Yes [ ] No   Data Source(s)
Is there any financial assistance (loan charges, sale concessions, gift or downpayment assistance, etc.) to be paid by any party on behalf of the borrower? [ ] Yes [ ] No
If Yes, report the total dollar amount and describe the items to be paid.

NEIGHBORHOOD

Note: Race and the racial composition of the neighborhood are not appraisal factors.

Neighborhood Characteristics				One-Unit Housing Trends				One-Unit Housing			Present Land Use %	
Location	[ ] Urban	[ ] Suburban	[X] Rural	Property Values	[ ] Increasing	[X] Stable	[ ] Declining	PRICE		AGE	One-Unit	70 %
Built-Up	[ ] Over 75%	[X] 25-75%	[ ] Under 25%	Demand/Supply	[ ] Shortage	[X] In Balance	[ ] Over Supply	$ (000)		(yrs)	2-4 Unit	%
Growth	[ ] Rapid	[X] Stable	[ ] Slow	Marketing Time	[ ] Under 3 mths	[X] 3-6 mths	[ ] Over 6 mths	40	Low	0	Multi-Family	%
								195	High	119	Commercial	1 %
								145	Pred.	14	Other	29 %

Neighborhood Boundaries: The subject property is bounded to the north by Highway 16, to the east by Barnesville Road, to the south by the Spalding County line and to the west by Macon Road.
Neighborhood Description: The subject's immediate market area consists of homes ranging widely in size, age & quality of construction. The subject's estimate of value is lower than the neighborhood predominant value due to its smaller GLA. Its value is well supported by available comparables and is not considered to be an under-improvement.
Market Conditions (including support for the above conclusions): See the attached 1004MC market condition addendum.

SITE

Dimensions: Not Noted   Area: 1.00 ac   Shape: Irregular   View: N;Res;
Specific Zoning Classification: AR1   Zoning Description: Agriculture Residential
Zoning Compliance: [ ] Legal [X] Legal Nonconforming (Grandfathered Use) [ ] No Zoning [ ] Illegal (describe)
Is the highest and best use of subject property as improved (or as proposed per plans and specifications) the present use? [X] Yes [ ] No   If No, describe: See the attached addendum

Utilities	Public	Other (describe)		Public	Other (describe)	Off-site Improvements - Type		Public	Private
Electricity	[X]	[ ]	Water	[X]	[ ]	Street	Asphalt	[X]	[ ]
Gas	[ ]	[X] Propane/Typical	Sanitary Sewer	[ ]	[X] Septic/Typical	Alley	None	[ ]	[ ]

FEMA Special Flood Hazard Area [ ] Yes [X] No   FEMA Flood Zone: X   FEMA Map #: [redacted]   FEMA Map Date: 06/07/2017
Are the utilities and off-site improvements typical for the market area? [X] Yes [ ] No   If No, describe
Are there any adverse site conditions or external factors (easements, encroachments, environmental conditions, land uses, etc.)? [ ] Yes [X] No   If Yes, describe
No adverse site conditions noted. Septic tanks and propane tanks are considered typical for the area and do not have an adverse impact on the subject's marketability.

IMPROVEMENTS

General Description		Foundation		Exterior Description	materials/condition	Interior	materials/condition
Units [X] One [ ] One with Accessory Unit		[ ] Concrete Slab	[X] Crawl Space	Foundation Walls	Concrete Block/Avg	Floors	Cpt/Vin/Avg
# of Stories	1	[ ] Full Basement	[ ] Partial Basement	Exterior Walls	Vinyl/Avg	Walls	Drywall/Avg
Type [X] Det. [ ] Att. [ ] S-Det./End Unit		Basement Area	0 sq.ft.	Roof Surface	Shingles/Avg	Trim/Finish	Wood/Pnt/Avg
[X] Existing [ ] Proposed [ ] Under Const.		Basement Finish	0 %	Gutters & Downspouts	Aluminum/Avg	Bath Floor	Vinyl/Avg
Design (Style)	Ranch	[ ] Outside Entry/Exit	[ ] Sump Pump	Window Type	Vinyl/Avg	Bath Wainscot	Fiberglass/Avg
Year Built	1978	Evidence of [ ] Infestation		Storm Sash/Insulated	Insulated/Avg	Car Storage	[ ] None
Effective Age (Yrs)	20	[ ] Dampness	[ ] Settlement	Screens	Half Screens/Avg	[X] Driveway	# of Cars 1
Attic	[ ] None	Heating [X] FWA [ ] HWBB	[ ] Radiant	Amenities	[ ] Woodstove(s) # 0	Driveway Surface	Concrete
[ ] Drop Stair	[ ] Stairs	[ ] Other	Fuel Propane	[ ] Fireplace(s) # 0	[ ] Fence None	[ ] Garage	# of Cars 0
[ ] Floor	[X] Scuttle	Cooling [X] Central Air Conditioning		[ ] Patio/Deck None	[X] Porch ScnPch	[ ] Carport	# of Cars 0
[ ] Finished	[ ] Heated	[ ] Individual	[ ] Other	[ ] Pool None	[ ] Other None	[ ] Att. [ ] Det.	[ ] Built-in

Appliances [ ] Refrigerator [X] Range/Oven [X] Dishwasher [ ] Disposal [ ] Microwave [ ] Washer/Dryer [ ] Other (describe)
Finished area above grade contains: 5 Rooms   3 Bedrooms   2.0 Bath(s)   1,056 Square Feet of Gross Living Area Above Grade
Additional features (special energy efficient items, etc.). See the attached addenda.
Describe the condition of the property (including needed repairs, deterioration, renovations, remodeling, etc.). C4;No updates in the prior 15 years;The subject's property has the following deferred maintenance: the carpet is stained. The estimated cost to cure is $1000. The interior walls are stained. The estimated cost to cure is $1000. The estimated cost to cure is only an estimate and a professional contractor should be consulted for actual costs.
Are there any physical deficiencies or adverse conditions that affect the livability, soundness, or structural integrity of the property? [ ] Yes [X] No   If Yes, describe
No physical conditions were noted which adversely affect the livability, soundness or structural integrity of the property.
Does the property generally conform to the neighborhood (functional utility, style, condition, use, construction, etc.)? [X] Yes [ ] No   If No, describe
The subject is generally considered to conform to the neighborhood/market area in terms of style, utility and construction.

Uniform Residential Appraisal Report

File # [redacted]

There are 1 comparable properties currently offered for sale in the subject neighborhood ranging in price from $ 119,500 to $ 119,500

There are 4 comparable sales in the subject neighborhood within the past twelve months ranging in sale price from $ 90,000 to $ 150,000

SALES COMPARISON APPROACH

FEATURE	SUBJECT	COMPARABLE SALE # 1		COMPARABLE SALE # 2		COMPARABLE SALE # 3	
Address	29 Holly Grove Rd Griffin, GA 30224	125 Holly Grove Rd Griffin, GA 30224		115 Liberty Cir Griffin, GA 30224		850 Swint Rd Griffin, GA 30224	
Proximity to Subject		0.19 miles SW		1.99 miles SE		1.47 miles SE	
Sale Price	$		$ 106,000		$ 109,900		$ 90,004
Sale Price/Gross Liv. Area	$ sq.ft.	$ 97.07 sq.ft.		$ 85.79 sq.ft.		$ 85.47 sq.ft.	
Data Source(s)		GAMLS#[redacted]		GAMLS#[redacted]		GAMLS#[redacted]	
Verification Source(s)		Property Card / CRS		Property Card		Property Card / CRS	
VALUE ADJUSTMENTS	DESCRIPTION	DESCRIPTION	+(-) $ Adjustment	DESCRIPTION	+(-) $ Adjustment	DESCRIPTION	+(-) $ Adjustment
Sales or Financing Concessions		ArmLth FHA;3000		ArmLth VA;2500		ArmLth Unknown;1500	
Date of Sale/Time		s06/19;c05/19		s03/19;c01/19		s10/19;c09/19	
Location	N;Res;	N;Res;		N;Res;		N;Res;	
Leasehold/Fee Simple	Fee Simple	Fee Simple		Fee Simple		Fee Simple	
Site	1.00 ac	1.00 ac		1.00 ac		2.00 ac	-2,000
View	N;Res;	N;Res;		N;Res;		N;Res;	
Design (Style)	DT1;Ranch	DT1;Ranch		DT1;Ranch		DT1;Ranch	
Quality of Construction	Q4	Q4		Q4		Q4	
Actual Age	41	43	0	43	0	59	0
Condition	C4	C4	-10,000	C4	-10,000	C4	-2,000
Above Grade Room Count (Total / Bdrms. / Baths)	5 / 3 / 2.0	5 / 3 / 1.0	+3,000	5 / 3 / 2.0		5 / 3 / 1.0	+3,000
Gross Living Area	1,056 sq.ft.	1,092 sq.ft.	0	1,281 sq.ft.	-3,400	1,053 sq.ft.	0
Basement & Finished Rooms Below Grade	0sf	0sf		0sf		0sf	
Functional Utility	Average	Average		Average		Average	
Heating/Cooling	FWA/Central	FWA/Central		FWA/Central		None	+7,000
Energy Efficient Items	See Addendum	See Addendum		See Addendum		See Addendum	
Garage/Carport	1dw	1cp1dw	-1,000	1cp1dw	-1,000	1dw	
Porch/Patio/Deck	Porch, ScnPrch	Porch	+500	Porch, ScnPrch		Porch, ScnPrch	
Extras	None	None		None		WkShp, Fence	-2,500
Net Adjustment (Total)		☐ + ☒ -	$ -7,500	☐ + ☒ -	$ -14,400	☒ + ☐ -	$ 3,500
Adjusted Sale Price of Comparables		Net Adj. 7.1 % Gross Adj. 13.7 %	$ 98,500	Net Adj. 13.1 % Gross Adj. 13.1 %	$ 95,500	Net Adj. 3.9 % Gross Adj. 18.3 %	$ 93,504

I ☒ did ☐ did not research the sale or transfer history of the subject property and comparable sales. If not, explain The subject and the comparables were researched for prior sales and transfer activity as required by USPAP.

My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
Data Source(s) Property Card
My research ☒ did ☐ did not reveal any prior sales or transfers of the comparable sales for the year prior to the date of sale of the comparable sale.
Data Source(s) Property Card

Report the results of the research and analysis of the prior sale or transfer history of the subject property and comparable sales (report additional prior sales on page 3).

ITEM	SUBJECT	COMPARABLE SALE #1	COMPARABLE SALE #2	COMPARABLE SALE #3
Date of Prior Sale/Transfer			07/20/2018	09/06/2019
Price of Prior Sale/Transfer			$0	$58,000
Data Source(s)	Property Card	Property Card	Property Card	Property Card
Effective Date of Data Source(s)	12/11/2019	12/11/2019	12/11/2019	12/11/2019

Analysis of prior sale or transfer history of the subject property and comparable sales Comparable 3 had a Executor/Administrator's Deed Transaction as noted above. Comparable 2 had a Title Transfer as noted above and an Estate Sale on 07/20/2018 for $54,000. Comparable 3 had a Estate Sale as noted. It sold as a handy man special.

Summary of Sales Comparison Approach See the attached addendum

Indicated Value by Sales Comparison Approach $ [redacted]

RECONCILIATION

Indicated Value by: Sales Comparison Approach $ [redacted] Cost Approach (if developed) $ 0 Income Approach (if developed) $ 0

The market comparison approach is considered the best value indicator, it represents the action of actual sellers and purchasers in an open market. The cost approach was not utilized due to the age of the structure and difficulty in determining its depreciation. The income approach was not developed due to the limited rental data available on the local MLS.

This appraisal is made ☒ "as is", ☐ subject to completion per plans and specifications on the basis of a hypothetical condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a hypothetical condition that the repairs or alterations have been completed, or ☐ subject to the following required inspection based on the extraordinary assumption that the condition or deficiency does not require alteration or repair: The appraisal was made based on current market indicators and conditions. Every attempt was made to secure accurate information and data from reliable sources

Based on a complete visual inspection of the interior and exterior areas of the subject property, defined scope of work, statement of assumptions and limiting conditions, and appraiser's certification, my (our) opinion of the market value, as defined, of the real property that is the subject of this report is $ [redacted], as of 12/13/2019, which is the date of inspection and the effective date of this appraisal.

Uniform Residential Appraisal Report

File # [redacted]

ADDITIONAL COMMENTS

The Intended User of this appraisal report is the Lender/Client.

The Intended Use is to evaluate the property that is the subject of this appraisal for a mortgage finance transaction. No additional Intended Users are identified by the appraiser.

My analysis, opinions and conclusions were developed, and this report has been prepared, in conformity with the Georgia Real Estate Appraiser Classification and Regulation Act and the Rules and Regulations of the Georgia Real Estate Appraisers Board.

I have completed all aspects of this valuation, including reconciling my opinion of value, free of influence from the client, client's representatives, borrower, or any other party to the transaction. No employee, director, officer, or agent of the lender, or any other third party acting as a joint venture partner, independent contractor, appraisal management company, or partner on behalf of the lender has influenced or attempted to influence the development, reporting, result, or review of this assignment through coercion, extortion, collusion, compensation, instruction, inducement, intimidation, bribery or in any other manner.

Georgia Registration No. [redacted]

Fee Disclosure:

The appraisal fee is [redacted]

COST APPROACH TO VALUE (not required by Fannie Mae)

Provide adequate information for the lender/client to replicate the below cost figures and calculations.
Support for the opinion of site value (summary of comparable land sales or other methods for estimating site value)

ESTIMATED ☐ REPRODUCTION OR ☐ REPLACEMENT COST NEW
Source of cost data
Quality rating from cost service Effective date of cost data
Comments on Cost Approach (gross living area calculations, depreciation, etc.)

OPINION OF SITE VALUE =$
DWELLING Sq.Ft. @ $ =$
Sq.Ft. @ $ =$
=$
Garage/Carport Sq.Ft. @ $ =$
Total Estimate of Cost-New =$
Less Physical Functional External
Depreciation =$( )
Depreciated Cost of Improvements =$
"As-is" Value of Site Improvements =$

Estimated Remaining Economic Life (HUD and VA only) 40 Years
INDICATED VALUE BY COST APPROACH =$ 0

INCOME APPROACH TO VALUE (not required by Fannie Mae)

Estimated Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
Summary of Income Approach (including support for market rent and GRM)

PROJECT INFORMATION FOR PUDs (if applicable)

Is the developer/builder in control of the Homeowners' Association (HOA)? ☐ Yes ☐ No Unit type(s) ☐ Detached ☐ Attached
Provide the following information for PUDs ONLY if the developer/builder is in control of the HOA and the subject property is an attached dwelling unit.
Legal Name of Project
Total number of phases Total number of units Total number of units sold
Total number of units rented Total number of units for sale Data source(s)
Was the project created by the conversion of existing building(s) into a PUD? ☐ Yes ☐ No If Yes, date of conversion.
Does the project contain any multi-dwelling units? ☐ Yes ☐ No Data Source
Are the units, common elements, and recreation facilities complete? ☐ Yes ☐ No If No, describe the status of completion.

Are the common elements leased to or by the Homeowners' Association? ☐ Yes ☐ No If Yes, describe the rental terms and options.

Describe common elements and recreational facilities.

This report form is designed to report an appraisal of a one-unit property or a one-unit property with an accessory unit; including a unit in a planned unit development (PUD). This report form is not designed to report an appraisal of a manufactured home or a unit in a condominium or cooperative project.

This appraisal report is subject to the following scope of work, intended use, intended user, definition of market value, statement of assumptions and limiting conditions, and certifications. Modifications, additions, or deletions to the intended use, intended user, definition of market value, or assumptions and limiting conditions are not permitted. The appraiser may expand the scope of work to include any additional research or analysis necessary based on the complexity of this appraisal assignment. Modifications or deletions to the certifications are also not permitted. However, additional certifications that do not constitute material alterations to this appraisal report, such as those required by law or those related to the appraiser's continuing education or membership in an appraisal organization, are permitted.

SCOPE OF WORK: The scope of work for this appraisal is defined by the complexity of this appraisal assignment and the reporting requirements of this appraisal report form, including the following definition of market value, statement of assumptions and limiting conditions, and certifications. The appraiser must, at a minimum: (1) perform a complete visual inspection of the interior and exterior areas of the subject property, (2) inspect the neighborhood, (3) inspect each of the comparable sales from at least the street, (4) research, verify, and analyze data from reliable public and/or private sources, and (5) report his or her analysis, opinions, and conclusions in this appraisal report.

INTENDED USE: The intended use of this appraisal report is for the lender/client to evaluate the property that is the subject of this appraisal for a mortgage finance transaction.

INTENDED USER: The intended user of this appraisal report is the lender/client.

DEFINITION OF MARKET VALUE: The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby: (1) buyer and seller are typically motivated; (2) both parties are well informed or well advised, and each acting in what he or she considers his or her own best interest; (3) a reasonable time is allowed for exposure in the open market; (4) payment is made in terms of cash in U. S. dollars or in terms of financial arrangements comparable thereto; and (5) the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions* granted by anyone associated with the sale.

*Adjustments to the comparables must be made for special or creative financing or sales concessions. No adjustments are necessary for those costs which are normally paid by sellers as a result of tradition or law in a market area; these costs are readily identifiable since the seller pays these costs in virtually all sales transactions. Special or creative financing adjustments can be made to the comparable property by comparisons to financing terms offered by a third party institutional lender that is not already involved in the property or transaction. Any adjustment should not be calculated on a mechanical dollar for dollar cost of the financing or concession but the dollar amount of any adjustment should approximate the market's reaction to the financing or concessions based on the appraiser's judgment.

STATEMENT OF ASSUMPTIONS AND LIMITING CONDITIONS: The appraiser's certification in this report is subject to the following assumptions and limiting conditions:

1. The appraiser will not be responsible for matters of a legal nature that affect either the property being appraised or the title to it, except for information that he or she became aware of during the research involved in performing this appraisal. The appraiser assumes that the title is good and marketable and will not render any opinions about the title.

2. The appraiser has provided a sketch in this appraisal report to show the approximate dimensions of the improvements. The sketch is included only to assist the reader in visualizing the property and understanding the appraiser's determination of its size.

3. The appraiser has examined the available flood maps that are provided by the Federal Emergency Management Agency (or other data sources) and has noted in this appraisal report whether any portion of the subject site is located in an identified Special Flood Hazard Area. Because the appraiser is not a surveyor, he or she makes no guarantees, express or implied, regarding this determination.

4. The appraiser will not give testimony or appear in court because he or she made an appraisal of the property in question, unless specific arrangements to do so have been made beforehand, or as otherwise required by law.

5. The appraiser has noted in this appraisal report any adverse conditions (such as needed repairs, deterioration, the presence of hazardous wastes, toxic substances, etc.) observed during the inspection of the subject property or that he or she became aware of during the research involved in performing the appraisal. Unless otherwise stated in this appraisal report, the appraiser has no knowledge of any hidden or unapparent physical deficiencies or adverse conditions of the property (such as, but not limited to, needed repairs, deterioration, the presence of hazardous wastes, toxic substances, adverse environmental conditions, etc.) that would make the property less valuable, and has assumed that there are no such conditions and makes no guarantees or warranties, express or implied. The appraiser will not be responsible for any such conditions that do exist or for any engineering or testing that might be required to discover whether such conditions exist. Because the appraiser is not an expert in the field of environmental hazards, this appraisal report must not be considered as an environmental assessment of the property.

6. The appraiser has based his or her appraisal report and valuation conclusion for an appraisal that is subject to satisfactory completion, repairs, or alterations on the assumption that the completion, repairs, or alterations of the subject property will be performed in a professional manner.

APPRAISER'S CERTIFICATION: The Appraiser certifies and agrees that:

1. I have, at a minimum, developed and reported this appraisal in accordance with the scope of work requirements stated in this appraisal report.

2. I performed a complete visual inspection of the interior and exterior areas of the subject property. I reported the condition of the improvements in factual, specific terms. I identified and reported the physical deficiencies that could affect the livability, soundness, or structural integrity of the property.

3. I performed this appraisal in accordance with the requirements of the Uniform Standards of Professional Appraisal Practice that were adopted and promulgated by the Appraisal Standards Board of The Appraisal Foundation and that were in place at the time this appraisal report was prepared.

4. I developed my opinion of the market value of the real property that is the subject of this report based on the sales comparison approach to value. I have adequate comparable market data to develop a reliable sales comparison approach for this appraisal assignment. I further certify that I considered the cost and income approaches to value but did not develop them, unless otherwise indicated in this report.

5. I researched, verified, analyzed, and reported on any current agreement for sale for the subject property, any offering for sale of the subject property in the twelve months prior to the effective date of this appraisal, and the prior sales of the subject property for a minimum of three years prior to the effective date of this appraisal, unless otherwise indicated in this report.

6. I researched, verified, analyzed, and reported on the prior sales of the comparable sales for a minimum of one year prior to the date of sale of the comparable sale, unless otherwise indicated in this report.

7. I selected and used comparable sales that are locationally, physically, and functionally the most similar to the subject property.

8. I have not used comparable sales that were the result of combining a land sale with the contract purchase price of a home that has been built or will be built on the land.

9. I have reported adjustments to the comparable sales that reflect the market's reaction to the differences between the subject property and the comparable sales.

10. I verified, from a disinterested source, all information in this report that was provided by parties who have a financial interest in the sale or financing of the subject property.

11. I have knowledge and experience in appraising this type of property in this market area.

12. I am aware of, and have access to, the necessary and appropriate public and private data sources, such as multiple listing services, tax assessment records, public land records and other such data sources for the area in which the property is located.

13. I obtained the information, estimates, and opinions furnished by other parties and expressed in this appraisal report from reliable sources that I believe to be true and correct.

14. I have taken into consideration the factors that have an impact on value with respect to the subject neighborhood, subject property, and the proximity of the subject property to adverse influences in the development of my opinion of market value. I have noted in this appraisal report any adverse conditions (such as, but not limited to, needed repairs, deterioration, the presence of hazardous wastes, toxic substances, adverse environmental conditions, etc.) observed during the inspection of the subject property or that I became aware of during the research involved in performing this appraisal. I have considered these adverse conditions in my analysis of the property value, and have reported on the effect of the conditions on the value and marketability of the subject property.

15. I have not knowingly withheld any significant information from this appraisal report and, to the best of my knowledge, all statements and information in this appraisal report are true and correct.

16. I stated in this appraisal report my own personal, unbiased, and professional analysis, opinions, and conclusions, which are subject only to the assumptions and limiting conditions in this appraisal report.

17. I have no present or prospective interest in the property that is the subject of this report, and I have no present or prospective personal interest or bias with respect to the participants in the transaction. I did not base, either partially or completely, my analysis and/or opinion of market value in this appraisal report on the race, color, religion, sex, age, marital status, handicap, familial status, or national origin of either the prospective owners or occupants of the subject property or of the present owners or occupants of the properties in the vicinity of the subject property or on any other basis prohibited by law.

18. My employment and/or compensation for performing this appraisal or any future or anticipated appraisals was not conditioned on any agreement or understanding, written or otherwise, that I would report (or present analysis supporting) a predetermined specific value, a predetermined minimum value, a range or direction in value, a value that favors the cause of any party, or the attainment of a specific result or occurrence of a specific subsequent event (such as approval of a pending mortgage loan application).

19. I personally prepared all conclusions and opinions about the real estate that were set forth in this appraisal report. If I relied on significant real property appraisal assistance from any individual or individuals in the performance of this appraisal or the preparation of this appraisal report, I have named such individual(s) and disclosed the specific tasks performed in this appraisal report. I certify that any individual so named is qualified to perform the tasks. I have not authorized anyone to make a change to any item in this appraisal report; therefore, any change made to this appraisal is unauthorized and I will take no responsibility for it.

20. I identified the lender/client in this appraisal report who is the individual, organization, or agent for the organization that ordered and will receive this appraisal report.

Uniform Residential Appraisal Report

File # [redacted]

21. The lender/client may disclose or distribute this appraisal report to: the borrower; another lender at the request of the borrower; the mortgagee or its successors and assigns; mortgage insurers; government sponsored enterprises; other secondary market participants; data collection or reporting services; professional appraisal organizations; any department, agency, or instrumentality of the United States; and any state, the District of Columbia, or other jurisdictions; without having to obtain the appraiser's or supervisory appraiser's (if applicable) consent. Such consent must be obtained before this appraisal report may be disclosed or distributed to any other party (including, but not limited to, the public through advertising, public relations, news, sales, or other media).

22. I am aware that any disclosure or distribution of this appraisal report by me or the lender/client may be subject to certain laws and regulations. Further, I am also subject to the provisions of the Uniform Standards of Professional Appraisal Practice that pertain to disclosure or distribution by me.

23. The borrower, another lender at the request of the borrower, the mortgagee or its successors and assigns, mortgage insurers, government sponsored enterprises, and other secondary market participants may rely on this appraisal report as part of any mortgage finance transaction that involves any one or more of these parties.

24. If this appraisal report was transmitted as an "electronic record" containing my "electronic signature," as those terms are defined in applicable federal and/or state laws (excluding audio and video recordings), or a facsimile transmission of this appraisal report containing a copy or representation of my signature, the appraisal report shall be as effective, enforceable and valid as if a paper version of this appraisal report were delivered containing my original hand written signature.

25. Any intentional or negligent misrepresentation(s) contained in this appraisal report may result in civil liability and/or criminal penalties including, but not limited to, fine or imprisonment or both under the provisions of Title 18, United States Code, Section 1001, et seq., or similar state laws.

SUPERVISORY APPRAISER'S CERTIFICATION: The Supervisory Appraiser certifies and agrees that:

1. I directly supervised the appraiser for this appraisal assignment, have read the appraisal report, and agree with the appraiser's analysis, opinions, statements, conclusions, and the appraiser's certification.

2. I accept full responsibility for the contents of this appraisal report including, but not limited to, the appraiser's analysis, opinions, statements, conclusions, and the appraiser's certification.

3. The appraiser identified in this appraisal report is either a sub-contractor or an employee of the supervisory appraiser (or the appraisal firm), is qualified to perform this appraisal, and is acceptable to perform this appraisal under the applicable state law.

4. This appraisal report complies with the Uniform Standards of Professional Appraisal Practice that were adopted and promulgated by the Appraisal Standards Board of The Appraisal Foundation and that were in place at the time this appraisal report was prepared.

5. If this appraisal report was transmitted as an "electronic record" containing my "electronic signature," as those terms are defined in applicable federal and/or state laws (excluding audio and video recordings), or a facsimile transmission of this appraisal report containing a copy or representation of my signature, the appraisal report shall be as effective, enforceable and valid as if a paper version of this appraisal report were delivered containing my original hand written signature.

APPRAISER

Signature [redacted]
Name [redacted]
Company Name [redacted]
Company Address
Telephone Number
Email Address
Date of Signature and Report 12/17/2019
Effective Date of Appraisal 12/13/2019
State Certification # [redacted]
or State License #
or Other (describe) State #
State GA
Expiration Date of Certification or License 09/30/2020

ADDRESS OF PROPERTY APPRAISED
29 Holly Grove Rd
Griffin, GA 30224

APPRAISED VALUE OF SUBJECT PROPERTY $ 94,000

LENDER/CLIENT
Name [redacted]
Company Name [redacted]
Company Address [redacted]
Email Address

SUPERVISORY APPRAISER (ONLY IF REQUIRED)

Signature
Name
Company Name
Company Address
Telephone Number
Email Address
Date of Signature
State Certification #
or State License #
State
Expiration Date of Certification or License

SUBJECT PROPERTY

☐ Did not inspect subject property
☐ Did inspect exterior of subject property from street
Date of Inspection
☐ Did inspect interior and exterior of subject property
Date of Inspection

COMPARABLE SALES

☐ Did not inspect exterior of comparable sales from street
☐ Did inspect exterior of comparable sales from street
Date of Inspection

Market Conditions Addendum to the Appraisal Report

File No. [redacted]

The purpose of this addendum is to provide the lender/client with a clear and accurate understanding of the market trends and conditions prevalent in the subject neighborhood. This is a required addendum for all appraisal reports with an effective date on or after April 1, 2009.

Property Address 29 Holly Grove Rd City Griffin State GA ZIP Code 30224
Borrower Properties LLC Landa

Instructions: The appraiser must use the information required on this form as the basis for his/her conclusions, and must provide support for those conclusions, regarding housing trends and overall market conditions as reported in the Neighborhood section of the appraisal report form. The appraiser must fill in all the information to the extent it is available and reliable and must provide analysis as indicated below. If any required data is unavailable or is considered unreliable, the appraiser must provide an explanation. It is recognized that not all data sources will be able to provide data for the shaded areas below; if it is available, however, the appraiser must include the data in the analysis. If data sources provide the required information as an average instead of the median, the appraiser should report the available figure and identify it as an average. Sales and listings must be properties that compete with the subject property, determined by applying the criteria that would be used by a prospective buyer of the subject property. The appraiser must explain any anomalies in the data, such as seasonal markets, new construction, foreclosures, etc.

MARKET RESEARCH & ANALYSIS

Inventory Analysis	Prior 7–12 Months	Prior 4–6 Months	Current – 3 Months	Overall Trend		
Total # of Comparable Sales (Settled)	1	2	1	☐ Increasing	☒ Stable	☐ Declining
Absorption Rate (Total Sales/Months)	0.17	0.67	0.33	☐ Increasing	☒ Stable	☐ Declining
Total # of Comparable Active Listings	0	0	1	☐ Declining	☒ Stable	☐ Increasing
Months of Housing Supply (Total Listings/Ab.Rate)	Unavailable	Unavailable	3.0	☐ Declining	☒ Stable	☐ Increasing
Median Sale & List Price, DOM, Sale/List %	Prior 7–12 Months	Prior 4–6 Months	Current – 3 Months	Overall Trend		
Median Comparable Sale Price	95,000	128,000	108,000	☐ Increasing	☒ Stable	☐ Declining
Median Comparable Sales Days on Market	6	5	1	☐ Declining	☒ Stable	☐ Increasing
Median Comparable List Price	Unavailable	Unavailable	119,500	☐ Increasing	☒ Stable	☐ Declining
Median Comparable Listings Days on Market	Unavailable	Unavailable	53	☐ Declining	☒ Stable	☐ Increasing
Median Sale Price as % of List Price	100%	105%	98%	☐ Increasing	☒ Stable	☐ Declining
Seller-(developer, builder, etc.) paid financial assistance prevalent?	☒ Yes	☐ No		☐ Declining	☒ Stable	☐ Increasing

Explain in detail the seller concessions trends for the past 12 months (e.g., seller contributions increased from 3% to 5%, increasing use of buydowns, closing costs, condo fees, options, etc.). Seller concessions (primarily in the form of Closing Costs) appear to have remained stable over the past twelve months

Are foreclosure sales (REO sales) a factor in the market? ☐ Yes ☒ No If yes, explain (including the trends in listings and sales of foreclosed properties).

Cite data sources for above information. The statistical data above is taken from the GAMLS based upon statistical reports run specifically for this appraisal assignment.

Summarize the above information as support for your conclusions in the Neighborhood section of the appraisal report form. If you used any additional information, such as an analysis of pending sales and/or expired and withdrawn listings, to formulate your conclusions, provide both an explanation and support for your conclusions.

The statistical data provided is based upon competing sales from within the subject's neighborhood. The very limited amount of sales transactions was not sufficient to provide a credible analysis. The use of such limited data could be misleading and result in erroneous results. However, per a search of all sales from within Spalding County, the market has remained stable over the previous twelve months.

CONDO/CO-OP PROJECTS

If the subject is a unit in a condominium or cooperative project, complete the following: Project Name:

Subject Project Data	Prior 7–12 Months	Prior 4–6 Months	Current – 3 Months	Overall Trend		
Total # of Comparable Sales (Settled)				☐ Increasing	☐ Stable	☐ Declining
Absorption Rate (Total Sales/Months)				☐ Increasing	☐ Stable	☐ Declining
Total # of Active Comparable Listings				☐ Declining	☐ Stable	☐ Increasing
Months of Unit Supply (Total Listings/Ab.Rate)				☐ Declining	☐ Stable	☐ Increasing

Are foreclosure sales (REO sales) a factor in the project? ☐ Yes ☐ No If yes, indicate the number of REO listings and explain the trends in listings and sales of foreclosed properties.

Summarize the above trends and address the impact on the subject unit and project.

APPRAISER

Signature [redacted]
Appraiser Name
Company Name
Company Address
State License/Certification # [redacted] State GA
Email Address [redacted]

Signature
Supervisory Appraiser Name
Company Name
Company Address
State License/Certification # State
Email Address

Supplemental Addendum

File No. [redacted]

Borrower	Properties LLC Landa						
Property Address	29 Holly Grove Rd						
City	Griffin	County	Spalding	State	GA	Zip Code	30224
Lender/Client	[redacted]						

Neighborhood - Description

The neighborhood is primarily a residential area, composed of average homes with adequate maintenance and average appeal in the market. The neighborhood appears to have reasonable access to schools, employment and shopping.

Under the " Present Land Use" heading, "other" is described as vacant land.

Highest and Best Use

Due to the zoning restriction as well as the subject's location within a neighborhood with mostly single family dwelling homes, the subject's highest and best use is single family residential.

Zoning:

The subject is zoned AR1 and the minimum buildable lot size is three acres and the minimum square footage is 1250. Per the Spalding County Zoning Department, since the subject was built prior to the zoning ordinance, it is Legal Non Conforming (Grandfathered In) and can be rebuilt if destroyed. This does not impact the subject's marketability.

URAR : Improvements - Additional Features

Based on data collected, the subject and the comparables appear to have a similar compliment of energy efficient items that are consistent with market expectations. These items include but are not limited to caulking, double pane windows and weather stripping. No significant differences between the subject and comparables existed; therefore, no adjustment for energy efficient items was warranted.

URAR: Subject - Overall Condition of the Property

The appraiser is not a home inspector and this appraisal report is not a home inspection, the appraiser only performed a visual observation of accessible areas and the appraisal report cannot be relied upon to disclose conditions and/or defects in the property.

URAR : Sales Comparison Analysis - Summary of Sales Comparison Approach

Due to the limited number of comparable sales within the area, it was necessary to utilize comparables that exceeded the recommended six months date of sale guideline and the preferred one mile proximity guideline. This is not considered to have an adverse impact on the value estimate.

The sales concessions for the comparables are well within market norms and no adjustments were required. The adjustments for concessions are not based upon a dollar per dollar adjustment, instead the adjustment should be equal to the increase in the purchase price caused by the concessions.

The applied site adjustments were determined by available sales in the county and were made at approximately $2000.00 per whole acre.

Comparables 1 and 2 required condition adjustments to reflect their renovations and upgrades. Comparable 3 required a condition adjustment to reflect the cost to cure the subject's deferred maintenance

Bathroom adjustments are made at $3000 per full bath.

All adjustment amounts are derived from a regression and/or paired data analysis which include a database of the appraisers closed office files, interviews with local Realtors, contractors, investors, and other appraisers, and GAMLS.

Search Parameters

The search for the comparables was extended across major thoroughfares to include sales from within a two mile radius of the subject. The comparables are located within the same general market area as the subject and did not require additional location adjustments

URAR: Reconciliation - Reconciliation and Final Value Conclusion

The comparable sales are considered similar in design, appeal, functional utility and marketability to the subject. However, since comparables 1 and 2 have been renovated, comparable 3 was given the most consideration.

Subject Photo Page

Borrower	Properties LLC Landa						
Property Address	29 Holly Grove Rd						
City	Griffin	County	Spalding	State	GA	Zip Code	30224
Lender/Client	[redacted]						



Subject Front

29 Holly Grove Rd

Sales Price	
Gross Living Area	1,056
Total Rooms	5
Total Bedrooms	3
Total Bathrooms	2.0
Location	N;Res;
View	N;Res;
Site	1.00 ac
Quality	Q4
Age	41



Subject Rear



Subject Street

Photograph Addendum

Borrower	Properties LLC Landa						
Property Address	29 Holly Grove Rd						
City	Griffin	County	Spalding	State	GA	Zip Code	30224
Lender/Client	[redacted]						



Kitchen



Breakfast



Family



Laundry



Bedroom



Bath

Photograph Addendum

Borrower	Properties LLC Landa						
Property Address	29 Holly Grove Rd						
City	Griffin	County	Spalding	State	GA	Zip Code	30224
Lender/Client	[redacted]						



Bedroom



Bath



Bedroom



There are stains in the carpet



There are stains on the walls



Front View

Photograph Addendum

Borrower	Properties LLC Landa						
Property Address	29 Holly Grove Rd						
City	Griffin	County	Spalding	State	GA	Zip Code	30224
Lender/Client	[redacted]						



Rear View

Comparable Photo Page

Borrower	Properties LLC Landa						
Property Address	29 Holly Grove Rd						
City	Griffin	County	Spalding	State	GA	Zip Code	30224
Lender/Client	[redacted]						



Comparable 1

125 Holly Grove Rd

Prox. to Subject	0.19 miles SW
Sale Price	106,000
Gross Living Area	1,092
Total Rooms	5
Total Bedrooms	3
Total Bathrooms	1.0
Location	N;Res;
View	N;Res;
Site	1.00 ac
Quality	Q4
Age	43



Comparable 2

115 Liberty Cir

Prox. to Subject	1.99 miles SE
Sale Price	109,900
Gross Living Area	1,281
Total Rooms	5
Total Bedrooms	3
Total Bathrooms	2.0
Location	N;Res;
View	N;Res;
Site	1.00 ac
Quality	Q4
Age	43



Comparable 3

850 Swint Rd

Prox. to Subject	1.47 miles SE
Sale Price	90,004
Gross Living Area	1,053
Total Rooms	5
Total Bedrooms	3
Total Bathrooms	1.0
Location	N;Res;
View	N;Res;
Site	2.00 ac
Quality	Q4
Age	59

Building Sketch

Borrower	Properties LLC Landa						
Property Address	29 Holly Grove Rd						
City	Griffin	County	Spalding	State	GA	Zip Code	30224
Lender/Client	[redacted]						



44'
16'
Screened Porch
[224 Sq ft]
14'
Kitchen
Breakfast
Bedroom
Bedroom
First Floor
[1056 Sq ft]
24'
Family
Laundry
Bath
Bath
Bedroom
4'
Covered Porch
[92 Sq ft]
23'

TOTAL Sketch by a la mode, inc.

Area Calculations Summary

Living Area		Calculation Details
First Floor	1056 Sq ft	24 × 44 = 1056
Total Living Area (Rounded):	**1056 Sq ft**	
Non-living Area		
Covered Porch	92 Sq ft	23 × 4 = 92
Screened Porch	224 Sq ft	16 × 14 = 224

Location Map

Borrower	Properties LLC Landa						
Property Address	29 Holly Grove Rd						
City	Griffin	County	Spalding	State	GA	Zip Code	30224
Lender/Client	[redacted]						



Walker Mill
East Griffin
SUBJECT
29 Holly Grove Rd
COMPARABLE No. 1
125 Holly Grove Rd
0.19 miles SW
COMPARABLE No. 2
115 Liberty Cir
1.99 miles SE
COMPARABLE No. 3
850 Swint Rd
1.47 miles SE
Orchard Hill
Liberty Hill
Five Points
Milner
Bing

Aerial Map

Borrower	Properties LLC Landa						
Property Address	29 Holly Grove Rd						
City	Griffin	County	Spalding	State	GA	Zip Code	30224
Lender/Client	[redacted]						


SUBJECT
29 Holly Grove Rd

Plat Map


Subject
29 Holly Grove Rd

Legal Description

All that lot, tract or parcel of land, together with all improvements located thereon known as 29 Holly Grove Road, situate, lying and being in Land Lot 246 of the 2nd Land District of originally Monroe, now Spalding County, Georgia, designated as Lot 1, as shown on a plat of survey entitled "Subdivision of Property For Harvey-Nichols", dated November 30, 1973, prepared by [redacted] recorded in Plat Book 11, page 144, of the Office of the Clerk of Superior Court, Spalding County Georgia, which said plat, including the boundaries, metes, courses and distances of said real estate as shown and delineated thereon, is by this reference incorporated herein just as if the same was fully and completely copied at length thereto.

License

STATE OF GEORGIA

REAL ESTATE APPRAISERS BOARD

[redacted]

IS AUTHORIZED TO TRANSACT BUSINESS IN GEORGIA AS A

CERTIFIED RESIDENTIAL REAL PROPERTY APPRAISER

THE PRIVILEGE AND RESPONSIBILITIES OF THIS APPRAISER CLASSIFICATION SHALL CONTINUE IN EFFECT AS LONG AS THE APPRAISER PAYS REQUIRED APPRAISER FEES AND COMPLIES WITH ALL OTHER REQUIREMENTS OF THE OFFICIAL CODE OF GEORGIA ANNOTATED, CHAPTER 43-39-A. THE APPRAISER IS SOLELY RESPONSIBLE FOR THE PAYMENT OF ALL FEES ON A TIMELY BASIS.

D. SCOTT MURPHY
Chairperson

JEFF A. LAWSON
Vice Chairperson

JEANMARIE HOLMES
WILLIAM A. MURRAY
KEITH STONE

4676234

[redacted]

\# [redacted]
Status ACTIVE

ORIGINALLY LICENSED 06/30/2006
END OF RENEWAL 09/30/2020

CERTIFIED RESIDENTIAL REAL PROPERTY APPRAISER

THIS LICENSE EXPIRES IF YOU FAIL TO PAY RENEWAL FEES OR IF YOU FAIL TO COMPLETE ANY REQUIRED EDUCATION IN A TIMELY MANNER.

State of Georgia
Real Estate Commission
Suite 1000 - International Tower
229 Peachtree Street, N.E.
Atlanta, GA 30303-1605

[redacted]
Real Estate Commissioner
[redacted]

[redacted]

\# [redacted]
Status ACTIVE

ORIGINALLY LICENSED 06/30/2005
END OF RENEWAL 09/30/2020

CERTIFIED RESIDENTIAL REAL PROPERTY APPRAISER

THIS LICENSE EXPIRES IF YOU FAIL TO PAY RENEWAL FEES OR IF YOU FAIL TO COMPLETE ANY REQUIRED EDUCATION IN A TIMELY MANNER.

State of Georgia
Real Estate Commission
Suite 1000 - International Tower
229 Peachtree Street, N.E.
Atlanta, GA 30303-1605

[redacted]
Real Estate Commissioner
[redacted]

STOCK COMPANY **PRO GUARD PLATINUM POLICY DECLARATIONS**

POLICY NUMBER: [redacted]

Prior Policy Number: NEW

☐ WESTERN WORLD INSURANCE COMPANY ☐ TUDOR INSURANCE COMPANY ☒ STRATFORD INSURANCE COMPANY

Named Insured and Mailing Address:
[redacted]
FORSYTH, GA 31029

Agent/Broker [redacted]
Premium: [redacted]

Producer:
[redacted]

Policy Period: (Mo./Day/Yr.)
From: 11/02/2019 To: 11/02/2020 12:01 AM, standard time at your mailing address shown above.

EXCEPT AS MAY OTHERWISE BE PROVIDED IN THE FOLLOWED POLICY, THIS POLICY MAY APPLY ONLY TO CLAIMS FIRST MADE IN ACCORDANCE WITH THE TERMS, CONDITIONS AND REQUIREMENTS OF THE FOLLOWED POLICY; AND THE LIMIT OF LIABILITY IS REDUCED AND MAY BE EXHAUSTED BY PAYMENT OF DEFENSE COSTS OR CLAIMS FEES AND EXPENSES. PLEASE READ THE FOLLOWED POLICY AND THIS POLICY CAREFULLY.

ITEM 1. PROFESSIONAL SERVICES:
[redacted]

ERRORS AND OMISSIONS LIABILITY INSURANCE				
ITEM 2. LIMIT OF INSURANCE	Each Claim Limit	$ 1,000,000	Aggregate Limit	$ 1,000,000
ITEM 3. DEDUCTIBLE	Each Claim	$ 500	Aggregate	$ 1,000
ITEM 4. RETROACTIVE DATE				11/02/2006
ITEM 5. PREMIUM				$ 689.00

PRO GUARD PLATINUM POLICY DECLARATIONS (continued)

ITEM 6. FORMS AND ENDORSEMENTS

Forms and Endorsements applying to this Coverage Part and made part of the Policy at time of issue:

SEE SCHEDULE OF FORMS AND ENDORSEMENTS AND THE INSURED'S APPLICATION FOR THIS INSURANCE.

THESE DECLARATIONS ARE PART OF THE POLICY DECLARATIONS CONTAINING THE NAME OF THE INSURED AND THE POLICY PERIOD.

[redacted]

Administrative Office
300 Kimball Drive, Suite 500
Parsippany, New Jersey 07054

We will provide the insurance described in this policy in return for the premium and compliance with all applicable provisions of this policy. If required by state law, this policy shall not be valid unless countersigned by our authorized representative.

[redacted]
Secretary

[redacted]
President

Countersigned:
10/18/2019 PECKISAA

By: [redacted]
Authorized Representative

Form SCNLGL - "TOTAL" appraisal software by a la mode, inc. - 1-800-ALAMODE

File No. [redacted]

UNIFORM APPRAISAL DATASET (UAD) DEFINITIONS ADDENDUM

(Source: Fannie Mae UAD Appendix D: UAD Field-Specific Standardization Requirements)

Condition Ratings and Definitions

C1

The improvements have been recently constructed and have not been previously occupied. The entire structure and all components are new and the dwelling features no physical depreciation.

Note: Newly constructed improvements that feature recycled or previously used materials and/or components can be considered new dwellings provided that the dwelling is placed on a 100 percent new foundation and the recycled materials and the recycled components have been rehabilitated/remanufactured into like-new condition. Improvements that have not been previously occupied are not considered "new" if they have any significant physical depreciation (that is, newly constructed dwellings that have been vacant for an extended period of time without adequate maintenance or upkeep).

C2

The improvements feature no deferred maintenance, little or no physical depreciation, and require no repairs. Virtually all building components are new or have been recently repaired, refinished, or rehabilitated. All outdated components and finishes have been updated and/or replaced with components that meet current standards. Dwellings in this category are either almost new or have been recently completely renovated and are similar in condition to new construction.

Note: The improvements represent a relatively new property that is well maintained with no deferred maintenance and little or no physical depreciation, or an older property that has been recently completely renovated.

C3

The improvements are well maintained and feature limited physical depreciation due to normal wear and tear. Some components, but not every major building component, may be updated or recently rehabilitated. The structure has been well maintained.

Note: The improvement is in its first-cycle of replacing short-lived building components (appliances, floor coverings, HVAC, etc.) and is being well maintained. Its estimated effective age is less than its actual age. It also may reflect a property in which the majority of short-lived building components have been replaced but not to the level of a complete renovation.

C4

The improvements feature some minor deferred maintenance and physical deterioration due to normal wear and tear. The dwelling has been adequately maintained and requires only minimal repairs to building components/mechanical systems and cosmetic repairs. All major building components have been adequately maintained and are functionally adequate.

Note: The estimated effective age may be close to or equal to its actual age. It reflects a property in which some of the short-lived building components have been replaced, and some short-lived building components are at or near the end of their physical life expectancy; however, they still function adequately. Most minor repairs have been addressed on an ongoing basis resulting in an adequately maintained property.

C5

The improvements feature obvious deferred maintenance and are in need of some significant repairs. Some building components need repairs, rehabilitation, or updating. The functional utility and overall livability is somewhat diminished due to condition, but the dwelling remains useable and functional as a residence.

Note: Some significant repairs are needed to the improvements due to the lack of adequate maintenance. It reflects a property in which many of its short-lived building components are at the end of or have exceeded their physical life expectancy but remain functional.

C6

The improvements have substantial damage or deferred maintenance with deficiencies or defects that are severe enough to affect the safety, soundness, or structural integrity of the improvements. The improvements are in need of substantial repairs and rehabilitation, including many or most major components.

Note: Substantial repairs are needed to the improvements due to the lack of adequate maintenance or property damage. It reflects a property with conditions severe enough to affect the safety, soundness, or structural integrity of the improvements.

Quality Ratings and Definitions

Q1

Dwellings with this quality rating are usually unique structures that are individually designed by an architect for a specified user. Such residences typically are constructed from detailed architectural plans and specifications and feature an exceptionally high level of workmanship and exceptionally high-grade materials throughout the interior and exterior of the structure. The design features exceptionally high-quality exterior refinements and ornamentation, and exceptionally high-quality interior refinements. The workmanship, materials, and finishes throughout the dwelling are of exceptionally high quality.

Q2

Dwellings with this quality rating are often custom designed for construction on an individual property owner's site. However, dwellings in this quality grade are also found in high-quality tract developments featuring residence constructed from individual plans or from highly modified or upgraded plans. The design features detailed, high quality exterior ornamentation, high-quality interior refinements, and detail. The workmanship, materials, and finishes throughout the dwelling are generally of high or very high quality.

UNIFORM APPRAISAL DATASET (UAD) DEFINITIONS ADDENDUM

(Source: Fannie Mae UAD Appendix D: UAD Field-Specific Standardization Requirements)

Quality Ratings and Definitions (continued)

Q3

Dwellings with this quality rating are residences of higher quality built from individual or readily available designer plans in above-standard residential tract developments or on an individual property owner's site. The design includes significant exterior ornamentation and interiors that are well finished. The workmanship exceeds acceptable standards and many materials and finishes throughout the dwelling have been upgraded from "stock" standards.

Q4

Dwellings with this quality rating meet or exceed the requirements of applicable building codes. Standard or modified standard building plans are utilized and the design includes adequate fenestration and some exterior ornamentation and interior refinements. Materials, workmanship, finish, and equipment are of stock or builder grade and may feature some upgrades.

Q5

Dwellings with this quality rating feature economy of construction and basic functionality as main considerations. Such dwellings feature a plain design using readily available or basic floor plans featuring minimal fenestration and basic finishes with minimal exterior ornamentation and limited interior detail. These dwellings meet minimum building codes and are constructed with inexpensive, stock materials with limited refinements and upgrades.

Q6

Dwellings with this quality rating are of basic quality and lower cost; some may not be suitable for year-round occupancy. Such dwellings are often built with simple plans or without plans, often utilizing the lowest quality building materials. Such dwellings are often built or expanded by persons who are professionally unskilled or possess only minimal construction skills. Electrical, plumbing, and other mechanical systems and equipment may be minimal or non-existent. Older dwellings may feature one or more substandard or non-conforming additions to the original structure

Definitions of Not Updated, Updated, and Remodeled

Not Updated

Little or no updating or modernization. This description includes, but is not limited to, new homes.

Residential properties of fifteen years of age or less often reflect an original condition with no updating, if no major components have been replaced or updated. Those over fifteen years of age are also considered not updated if the appliances, fixtures, and finishes are predominantly dated. An area that is 'Not Updated' may still be well maintained and fully functional, and this rating does not necessarily imply deferred maintenance or physical/functional deterioration.

Updated

The area of the home has been modified to meet current market expectations. These modifications are limited in terms of both scope and cost.

An updated area of the home should have an improved look and feel, or functional utility. Changes that constitute updates include refurbishment and/or replacing components to meet existing market expectations. Updates do not include significant alterations to the existing structure.

Remodeled

Significant finish and/or structural changes have been made that increase utility and appeal through complete replacement and/or expansion.

A remodeled area reflects fundamental changes that include multiple alterations. These alterations may include some or all of the following: replacement of a major component (cabinet(s), bathtub, or bathroom tile), relocation of plumbing/gas fixtures/appliances, significant structural alterations (relocating walls, and/or the addition of) square footage). This would include a complete gutting and rebuild.

Explanation of Bathroom Count

Three-quarter baths are counted as a full bath in all cases. Quarter baths (baths that feature only a toilet) are not included in the bathroom count. The number of full and half baths is reported by separating the two values using a period, where the full bath count is represented to the left of the period and the half bath count is represented to the right of the period.

Example:
3.2 indicates three full baths and two half baths.

UNIFORM APPRAISAL DATASET (UAD) DEFINITIONS ADDENDUM

(Source: Fannie Mae UAD Appendix D: UAD Field-Specific Standardization Requirements)

Abbreviations Used in Data Standardization Text

Abbreviation	Full Name	Fields Where This Abbreviation May Appear
A	Adverse	Location & View
ac	Acres	Area, Site
AdjPrk	Adjacent to Park	Location
AdjPwr	Adjacent to Power Lines	Location
ArmLth	Arms Length Sale	Sale or Financing Concessions
AT	Attached Structure	Design (Style)
B	Beneficial	Location & View
ba	Bathroom(s)	Basement & Finished Rooms Below Grade
br	Bedroom	Basement & Finished Rooms Below Grade
BsyRd	Busy Road	Location
c	Contracted Date	Date of Sale/Time
Cash	Cash	Sale or Financing Concessions
Comm	Commercial Influence	Location
Conv	Conventional	Sale or Financing Concessions
cp	Carport	Garage/Carport
CrtOrd	Court Ordered Sale	Sale or Financing Concessions
CtySky	City View Skyline View	View
CtyStr	City Street View	View
cv	Covered	Garage/Carport
DOM	Days On Market	Data Sources
DT	Detached Structure	Design (Style)
dw	Driveway	Garage/Carport
e	Expiration Date	Date of Sale/Time
Estate	Estate Sale	Sale or Financing Concessions
FHA	Federal Housing Authority	Sale or Financing Concessions
g	Garage	Garage/Carport
ga	Attached Garage	Garage/Carport
gbi	Built-in Garage	Garage/Carport
gd	Detached Garage	Garage/Carport
GlfCse	Golf Course	Location
Glfvw	Golf Course View	View
GR	Garden	Design (Style)
HR	High Rise	Design (Style)
in	Interior Only Stairs	Basement & Finished Rooms Below Grade
Ind	Industrial	Location & View
Listing	Listing	Sale or Financing Concessions
Lndfl	Landfill	Location
LtdSght	Limited Sight	View
MR	Mid-rise	Design (Style)
Mtn	Mountain View	View
N	Neutral	Location & View
NonArm	Non-Arms Length Sale	Sale or Financing Concessions
o	Other	Basement & Finished Rooms Below Grade
O	Other	Design (Style)
op	Open	Garage/Carport
Prk	Park View	View
Pstrl	Pastoral View	View
PwrLn	Power Lines	View
PubTrn	Public Transportation	Location
Relo	Relocation Sale	Sale or Financing Concessions
REO	REO Sale	Sale or Financing Concessions
Res	Residential	Location & View
RH	USDA - Rural Housing	Sale or Financing Concessions
rr	Recreational (Rec) Room	Basement & Finished Rooms Below Grade
RT	Row or Townhouse	Design (Style)
s	Settlement Date	Date of Sale/Time
SD	Semi-detached Structure	Design (Style)
Short	Short Sale	Sale or Financing Concessions
sf	Square Feet	Area, Site, Basement
sqm	Square Meters	Area, Site
Unk	Unknown	Date of Sale/Time
VA	Veterans Administration	Sale or Financing Concessions
w	Withdrawn Date	Date of Sale/Time
wo	Walk Out Basement	Basement & Finished Rooms Below Grade
Woods	Woods View	View
Wtr	Water View	View
WtrFr	Water Frontage	Location
wu	Walk Up Basement	Basement & Finished Rooms Below Grade

UAD Version 9/2011 (Updated 1/2014)

eFiled & eRecorded
DATE: 12/16/2019
TIME: 8:00 AM
DEED BOOK: [redacted]
PAGE: 00339
RECORDING FEES: [redacted]
TRANSFER TAX: [redacted]
PARTICIPANT ID: [redacted]
CLERK: [redacted]
Spalding County, GA
PT61: [redacted]

Record and Return to:
[redacted]

LIMITED WARRANTY DEED

STATE OF GEORGIA
COUNTY OF **FULTON**

THIS INDENTURE, Made the **18th day of November, 2019,** between

[redacted]

of the County of FULTON, State of Georgia, as party or parties of the first part, hereinafter called Grantor, and

LANDA PROPERTIES 29 HOLLY GROVE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY

as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that: Grantor for and in consideration of the sum of TEN AND 00/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee,

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 246 OF THE SECOND DISTRICT OF ORIGINALLY MONROE, NOW SPALDING COUNTY, GEORGIA, BEING LOT 1, AS SHOWN ON PLAT OF SURVEY ENTITLED "SUBDIVISION OF PROPERTY FOR HARVEY-NICHOLS," DATED 11/30/73, PREPARED BY [redacted] RECORDED IN PLAT BOOK 11, PAGE 144, SPALDING COUNTY, GEORGIA RECORDS, WHICH SAID PLAT, INCLUDING THE BOUNDARIES, METES, COURSES AND DISTANCES OF SAID REAL ESTATE AS SHOWN AND DELINEATED THEREON, IS BY THIS REFERENCE, INCORPORATED HEREIN JUST AS IF THE SAME WAS FULLY AND COMPLETELY COPIED AT LENGTH THERETO.

BEING KNOWN AS 29 HOLLY GROVE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID: [redacted]

SUBJECT TO ANY RIGHT-OF-WAY DEEDS OR OTHER EASEMENTS OF RECORD.

SUBJECT to restrictive covenants and general utility easements of record.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

AND THE SAID Grantor will warrant and forever defend the right and title to the above described property unto the said Grantee against the claims of all persons owning, holding or claiming by, through or under the said Grantor.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in presence of:

[redacted]
Unofficial Witness

[redacted]
Notary Public
My Commission Expires: 9-18-21

[redacted] [SEAL]

[redacted] [SEAL]

TITLE CERTIFICATE AFFIDAVIT

The undersigned, a Georgia limited liability company, hereby certifies to [redacted] (the "**Insurer**") the following:

1. The undersigned is the owner ("**Owner**") in fee simple title to the following described property (the "**Property**"):

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 246 OF THE SECOND DISTRICT OF ORIGINALLY MONROE, NOW SPALDING COUNTY, GEORGIA, BEING LOT 1, AS SHOWN ON PLAT OF SURVEY ENTITLED "SUBDIVISION OF PROPERTY FOR HARVEY-NICHOLS," DATED 11/30/73, PREPARED BY [redacted] RECORDED IN PLAT BOOK 11, PAGE 144, SPALDING COUNTY, GEORGIA RECORDS, WHICH SAID PLAT, INCLUDING THE BOUNDARIES, METES, COURSES AND DISTANCES OF SAID REAL ESTATE AS SHOWN AND DELINEATED THEREON, IS BY THIS REFERENCE, INCORPORATED HEREIN JUST AS IF THE SAME WAS FULLY AND COMPLETELY COPIED AT LENGTH THERETO.

BEING KNOWN AS 29 HOLLY GROVE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID: [redacted]

2. The only tenant(s) of the undersigned are tenant(s) under the lease (the "**Lease**") set forth on the Assignment and Assumption of Leases and Security Deposits executed simultaneously herewith. None of the Leases under which such tenants are occupying space contain any options to purchase or rights of first refusal covering all or any portion of the fee interest in said land or the buildings thereon.

3. During the period of 95 days immediately preceding the date of this affidavit no improvements or alterations have been made (other than minor repairs) to the Property by or on behalf of Owner that have not been paid for and that no claims against Owner of laborers or materialmen remain unpaid for work performed by or on behalf of Owner and that no material incorporated into the Property by Owner is subject to a security interest.

4. No proceedings in bankruptcy or receivership have been instituted by or against Owner which are now pending, nor has the Owner made any assignment for the benefit of creditors which is in effect as to the Property.

5. Owner agrees not to cause any lien or encumbrance to be filed against the Property between the date hereof and the date the documents creating the interest being insured pursuant to the Title Commitment have been filed of record, and to Owner's knowledge, Owner has not caused any lien or encumbrance to be filed against the property between as of the date hereof.

6. This affidavit is made for the purpose of inducing Insurer to issue its title policy insuring the Property and/or the insured mortgage.

Dated this 18th day of NOVEMBER, 2019.

[redacted]
a Georgia limited liability company

[redacted]

By: [redacted]
Name: [redacted]
Title: MANAGING MEMBER

Notary Public [redacted]
Commission expires 9-18-21

[redacted]

ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this "Assignment") is made this 18TH day of NOVEMBER, 2019 (the "Effective Date"), by and between [redacted] ("Assignor"), and LANDA 29 HOLLY GROVE SERIES, A SERIES OF LANDA PROPERTIES, LLC, a Delaware limited liability company ("Assignee").

WITNESSETH

A. Assignor and Assignee predecessor in interest, entered into that certain Real Estate Purchase and Sale Agreement dated as of SEPTEMBER 19, 2019 (as amended from time to time, the "Agreement") with respect to the sale of the real property described on Exhibit A attached hereto (the "Property").

B. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to the "Leases" and "Security Deposits" (as those terms are defined in the Agreement) identified on Exhibit B attached hereto and incorporated herein (collectively, the "Leases").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date all of Assignor's right, title and interest in and to the Leases.

1. Assignee hereby accepts such Assignment and agrees to be bound by all of the terms and provisions of the Leases, and assumes any and all liabilities and agrees to perform, pay and discharge in full when due all of Assignor's liabilities and obligations associated with, or related to the performance by Assignor of any of the terms, covenants and conditions imposed upon Assignor under the Leases, solely to the extent arising from and after the Effective Date.

2. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all claims, demands, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising as a result of any act or omission of Assignor during Assignor's period of ownership of the Property.

3. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all claims, demands, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising as a result of any act or omission of Assignee during Assignee's period of ownership of the Property.

4. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

5. This Assignment is made without warranty or representation by the Assignor, except as otherwise set forth in the Agreement.

6. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

7. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Georgia.

8. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same agreement.

[This Space Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR: [redacted]

By: [redacted]
Name:
Title: MEMBER/MANAGER, PURSUANT TO RESOLUTION

ASSIGNEE: LANDA PROPERTIES 29 HOLLY GROVE SERIES, A SERIES OF LANDA PROPERTIES, LLC, a Delaware limited liability company

By: Yishai Cohen
Name: Yishai Cohen
Title: Director

EXHIBIT A

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 246 OF THE SECOND DISTRICT OF ORIGINALLY MONROE, NOW SPALDING COUNTY, GEORGIA, BEING LOT 1, AS SHOWN ON PLAT OF SURVEY ENTITLED "SUBDIVISION OF PROPERTY FOR HARVEY-NICHOLS," DATED 11/30/73, PREPARED BY [redacted], RECORDED IN PLAT BOOK 11, PAGE 144, SPALDING COUNTY, GEORGIA RECORDS, WHICH SAID PLAT, INCLUDING THE BOUNDARIES, METES, COURSES AND DISTANCES OF SAID REAL ESTATE AS SHOWN AND DELINEATED THEREON, IS BY THIS REFERENCE, INCORPORATED HEREIN JUST AS IF THE SAME WAS FULLY AND COMPLETELY COPIED AT LENGTH THERETO.

BEING KNOWN AS 29 HOLLY GROVE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID: [redacted]

EXHIBIT B

Lease for Residential Property dated as of April 27, 2018 by and between [redacted], as landlord, and [redacted], as tenant, with respect to the property known as 29 Holly Grove Road, Griffin, GA.

EXHIBIT C

29 HOLLY GROVE, GRIFFIN GA REPAIR LIST

1. Anti siphon valves at all exterior hose bibs.
2. Repair rear exterior hose bib valve control.
3. Repair front porch rail post (moisture damage).
4. Secure Rear roof vent boots (boots are lifting).
5. Repair rear left gutter downspout which is detached.
6. Secure rear vinyl soffit which is detaching.
7. Install extensions at all gutter downspouts.
8. Repair damaged right side vinyl siding.
9. Repair detached front vinyl soffit.
10. Repair damaged front vinyl trim.
11. Re-wrap exposed AC unit refrigerant line.
12. Install missing HW heater drain pan.
13. Install missing HW heater expansion tank.
14. Secure loose hall bathroom toilet.
15. Replace inoperable hall bathroom sink stopper.
16. Adjust master bathroom door so it closes properly.
17. Paint interior crawl space walls with drylock.
18. Obtain records for Purchaser re master bedroom ceiling repairs (if any). Confirm no current evidence of any problems.

[redacted]

By: [redacted]

[redacted], Pursuant to Resolution

Record and Return to:

[redacted]

2019-5358/LANDA PROPERTIES, LLC

LIMITED WARRANTY DEED

STATE OF **GEORGIA**
COUNTY OF **FULTON**

THIS INDENTURE, Made the **18th day of November, 2019,** between

[redacted]

of the County of FULTON, State of Georgia, as party or parties of the first part, hereinafter called Grantor, and

LANDA PROPERTIES 29 HOLLY GROVE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY

as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that: Grantor for and in consideration of the sum of TEN AND 00/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee,

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 246 OF THE SECOND DISTRICT OF ORIGINALLY MONROE, NOW SPALDING COUNTY, GEORGIA, BEING LOT 1, AS SHOWN ON PLAT OF SURVEY ENTITLED "SUBDIVISION OF PROPERTY FOR HARVEY-NICHOLS," DATED 11/30/73, PREPARED BY [redacted] RECORDED IN PLAT BOOK 11, PAGE 144, SPALDING COUNTY, GEORGIA RECORDS, WHICH SAID PLAT, INCLUDING THE BOUNDARIES, METES, COURSES AND DISTANCES OF SAID REAL ESTATE AS SHOWN AND DELINEATED THEREON, IS BY THIS REFERENCE, INCORPORATED HEREIN JUST AS IF THE SAME WAS FULLY AND COMPLETELY COPIED AT LENGTH THERETO.

BEING KNOWN AS 29 HOLLY GROVE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID: [redacted]

SUBJECT TO ANY RIGHT-OF-WAY DEEDS OR OTHER EASEMENTS OF RECORD.

SUBJECT to restrictive covenants and general utility easements of record.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

AND THE SAID Grantor will warrant and forever defend the right and title to the above described property unto the said Grantee against the claims of all persons owning, holding or claiming by, through or under the said Grantor.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in presence of:

[redacted]

Unofficial Witness

[redacted]

Notary Public
My Commission Expires: 9-18-21

[redacted]

BY: [redacted] [SEAL]

[redacted] MEMBER/MANAGER

[redacted] [SEAL]

EXHIBIT C

29 HOLLY GROVE, GRIFFIN GA REPAIR LIST

1. Anti siphon valves at all exterior hose bibs.
2. Repair rear exterior hose bib valve control.
3. Repair front porch rail post (moisture damage).
4. Secure Rear roof vent boots (boots are lifting).
5. Repair rear left gutter downspout which is detached.
6. Secure rear vinyl soffit which is detaching.
7. Install extensions at all gutter downspouts.
8. Repair damaged right side vinyl siding.
9. Repair detached front vinyl soffit.
10. Repair damaged front vinyl trim.
11. Re-wrap exposed AC unit refrigerant line.
12. Install missing HW heater drain pan.
13. Install missing HW heater expansion tank.
14. Secure loose hall bathroom toilet.
15. Replace inoperable hall bathroom sink stopper.
16. Adjust master bathroom door so it closes properly.
17. Paint interior crawl space walls with drylock.
18. Obtain records for Purchaser re master bedroom ceiling repairs (if any). Confirm no current evidence of any problems.

ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this "Assignment") is made this 18TH day of NOVEMBER, 2019 (the "Effective Date"), by and between [redacted] ("Assignor"), and LANDA 29 HOLLY GROVE SERIES, A SERIES OF LANDA PROPERTIES, LLC, a Delaware limited liability company ("Assignee").

WITNESSETH

A. Assignor and Assignee predecessor in interest, entered into that certain Real Estate Purchase and Sale Agreement dated as of SEPTEMBER 19, 2019 (as amended from time to time, the "Agreement") with respect to the sale of the real property described on Exhibit A attached hereto (the "Property").

B. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to the "Leases" and "Security Deposits" (as those terms are defined in the Agreement) identified on Exhibit B attached hereto and incorporated herein (collectively, the "Leases").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date all of Assignor's right, title and interest in and to the Leases.

1. Assignee hereby accepts such Assignment and agrees to be bound by all of the terms and provisions of the Leases, and assumes any and all liabilities and agrees to perform, pay and discharge in full when due all of Assignor's liabilities and obligations associated with, or related to the performance by Assignor of any of the terms, covenants and conditions imposed upon Assignor under the Leases, solely to the extent arising from and after the Effective Date.

2. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all claims, demands, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising as a result of any act or omission of Assignor during Assignor's period of ownership of the Property.

3. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all claims, demands, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising as a result of any act or omission of Assignee during Assignee's period of ownership of the Property.

4. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

5. This Assignment is made without warranty or representation by the Assignor, except as otherwise set forth in the Agreement.

6. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

7. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Georgia.

8. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same agreement.

[This Space Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR: [redacted]

By:
Name: [redacted]
Title: MEMBER/MANAGER

ASSIGNEE: LANDA PROPERTIES 29 HOLLY GROVE SERIES, A SERIES OF LANDA PROPERTIES, LLC,
a Delaware limited liability company

By: ______________________
Name: ______________________
Title: ______________________

EXHIBIT A

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 246 OF THE SECOND DISTRICT OF ORIGINALLY MONROE, NOW SPALDING COUNTY, GEORGIA, BEING LOT 1, AS SHOWN ON PLAT OF SURVEY ENTITLED "SUBDIVISION OF PROPERTY FOR HARVEY-NICHOLS," DATED 11/30/73, PREPARED BY [redacted], RECORDED IN PLAT BOOK 11, PAGE 144, SPALDING COUNTY, GEORGIA RECORDS, WHICH SAID PLAT, INCLUDING THE BOUNDARIES, METES, COURSES AND DISTANCES OF SAID REAL ESTATE AS SHOWN AND DELINEATED THEREON, IS BY THIS REFERENCE, INCORPORATED HEREIN JUST AS IF THE SAME WAS FULLY AND COMPLETELY COPIED AT LENGTH THERETO.

BEING KNOWN AS 29 HOLLY GROVE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID: [redacted]

EXHIBIT B

Lease for Residential Property dated as of April 27, 2018 by and between [redacted], as landlord, and [redacted], as tenant, with respect to the property known as 29 Holly Grove Road, Griffin, GA.

OMB Approval No. [redacted]

A. Settlement Statement (HUD-1)

B. Type of Loan

1. ☐ FHA 2. ☐ RHS 3. ☐ Conv. Unins. 4. ☐ VA 5. ☐ Conv. Ins.	6. File Number: [redacted]	7. Loan Number:	8. Mortgage Insurance Case Number:

C. Note: *This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked "(p.o.c.)" were paid outside the closing; they are shown here for informational purposes and are not included in the totals.*

D. Name and Address of Buyer:	E. Name and Address of Seller:	F. Name and Address of Lender:
LANDA 29 HOLLY GROVE SERIES, A SERIES OF LANDA PROPERTIES, LLC 8 STEPHENSON AVENUE SAVANNAH, GA 31405	[redacted]	

G. Property Location:	H. Settlement Agent:	I. Settlement Date:
29 HOLLY GROVE GRIFFIN, GA 30224-7526 SPALDING County, Georgia	[redacted] Ph. [redacted] Place of Settlement: [redacted]	November 18, 2019

J. Summary of Buyer's transaction		
100. Gross Amount Due from Buyer:		
101. Contract sales price		[redacted]
102. Personal property		
103. Settlement Charges to Buyer (Line 1400)		1,280.50
104.		
105.		
Adjustments for items paid by Seller in advance		
106. City/Town Taxes	to	
107. County Taxes	11/15/19 to 01/01/20	9.81
108. Assessments	to	
109.		
110.		
111.		
112.		
120. Gross Amount Due from Buyer		[redacted]
200. Amounts Paid by or in Behalf of Buyer		
201. Deposit or earnest money		
202. Principal amount of new loan(s)		
203. Existing loan(s) taken subject to		
204.		
205.		
206.		
207.		
208.		
209.		
Adjustments for items unpaid by Seller		
210. City/Town Taxes	to	
211. County Taxes	to	
212. Assessments	to	
213. REMAINDER NOVEMBER RENT 11/18/19 to 12/01/19		292.50
214. SECURITY DEPOSIT		600.00
215.		
216.		
217.		
218.		
219.		
220. Total Paid by/for Buyer		[redacted]
300. Cash at Settlement from/to Buyer		
301. Gross amount due from Buyer (line 120)		[redacted]
302. Less amount paid by/for Buyer (line 220)		(892.50)
303. Cash ☒ From ☐ To Buyer		[redacted]

K. Summary of Seller's transaction		
400. Gross Amount Due to Seller:		
401. Contract sales price		[redacted]
402. Personal property		
403.		
404.		
405.		
Adjustments for items paid by Seller in advance		
406. City/Town Taxes	to	
407. County Taxes	to	
408. Assessments	to	
409.		
410.		
411.		
412.		
420. Gross Amount Due to Seller		[redacted]
500. Reductions in Amount Due Seller:		
501. Excess deposit (see instructions)		
502. Settlement charges to Seller (Line 1400)		17.00
503. Existing loan(s) taken subject to		
504. Payoff First Mortgage to [redacted]		26,000.00
505. Payoff Second Mortgage		
506.		
507.		
508.		
509.		
Adjustments for items unpaid by Seller		
510. City/Town Taxes	to	
511. County Taxes	01/01/19 to 11/19/19	73.49
512. Assessments	to	
513. REMAINDER NOVEMBER RENT 11/18/19 to 12/01/19		292.50
514. SECURITY DEPOSIT		600.00
515.		
516.		
517.		
518. WIRE/OVERNIGHT PAYOFF to [redacted]		30.00
519. WIRE PROCEEDS: L&A		20.00
520. Total Reduction Amount Due Seller		[redacted]
600. Cash at settlement to/from Seller		
601. Gross amount due to Seller (line 420)		[redacted]
602. Less reductions due Seller (line 520)		(27,032.99)
603. Cash ☒ To ☐ From Seller		[redacted]

* Paid outside of closing by borrower(B), seller(S), lender(L), or third-party(T)

The Public Reporting Burden for this collection of information is estimated at 35 minutes per response for collecting, reviewing, and reporting the data. This agency may not collect this information, and you are not required to complete this form, unless it displays a currently valid OMB control number. No confidentiality is assured; this disclosure is mandatory. This is designed to provide the parties to a RESPA covered transaction with information during the settlement process.

HUD-1
(2019-5358.PFD/2019-5358/18)

L. Settlement Charges

	Paid From Buyer's Funds at Settlement	Paid From Seller's Funds at Settlement
700. Total Real Estate Broker Fees		
Division of commission (line 700) as follows:		
701. $ to		
702. $ to		
703. Commission paid at settlement		
704.		
800. Items Payable in Connection with Loan		
801. Our origination charge $ (from GFE #1)		
802. Your credit or charge (points) for the specific interest rate chosen $ (from GFE #2)		
803. Your adjusted origination charges (from GFE #A)	0.00	
804. Appraisal fee to (from GFE #3)		
805. Credit Report to (from GFE #3)		
806. Tax service to (from GFE #3)		
807. Flood certification to (from GFE #3)		
808. (from GFE #3)		
809. (from GFE #3)		
810. (from GFE #3)		
811. (from GFE #3)		
900. Items Required by Lender to Be Paid in Advance		
901. Daily interest charges from to @ $/day (from GFE #10)		
902. MIP Tot Ins. for Life of Loan months to (from GFE #3)		
903. Homeowner's insurance for years to (from GFE #11)		
904. (from GFE #11)		
905. (from GFE #11)		
1000. Reserves Deposited with Lender		
1001. Initial deposit for your escrow account (from GFE #9)		
1002. Homeowner's insurance months @ $ per month $		
1003. Mortgage insurance months @ $ per month $		
1004. Property taxes $		
1005. $		
1006. months @ $ per month $		
1007. months @ $ per month $		
1008. $		
1009. $		
1100. Title Charges		
1101. Title Services and Lender's Title Insurance (from GFE #4)	673.00	
1102. Settlement or closing fee $		
1103. Owner's title insurance to [redacted] (from GFE #5)	500.00	
1104. Lender's title insurance to [redacted] $		
1105. Lender's title policy limit $		
1106. Owner's title policy limit $ 92,466.00		
1107. Agent's portion of the total title insurance premium to [redacted] $ 350.00		
1108. Underwriter's portion of the total title insurance premium to [redacted] $ 150.00		
1109. $		
1110. $		
1111. $		
1112. $		
1113. $		
1200. Government Recording and Transfer Charges		
1201. Government recording charges to CLERK OF SUPERIOR COURT (from GFE #7)	15.00	
1202. Deed $ 15.00 Mortgage $ Releases $ 17.00 Other $		17.00
1203. Transfer taxes to CLERK OF SUPERIOR COURT (from GFE #8)	92.50	
1204. City/County tax/stamps $ $		
1205. State tax/stamps $ 92.50 $		
1206.		
1207.		
1300. Additional Settlement Charges		
1301. Required services that you can shop for (from GFE #6)		
1302. $		
1303. $		
1304. $		
1305. $		
1400. Total Settlement Charges (enter on lines 103, Section J and 502, Section K)	1,280.50	17.00

* Paid outside of closing by borrower(B), seller(S), lender(L), or third party(T)

Certified to be a true copy.

HUD-1 Attachment

Buyer (s): LANDA 29 HOLLY GROVE SERIES, A SERIES OF LANDA PROPERTIES, LLC
8 STEPHENSON AVENUE
SAVANNAH, GA 31405

Seller(s): [redacted]

Settlement Agent: [redacted]

Place of Settlement: [redacted]

Settlement Date: November 18, 2019
Property Location: 29 HOLLY GROVE
GRIFFIN, GA 30224-7526
SPALDING County, Georgia

Adjustments For Items Unpaid By Seller (Seller Debit)

Description	Amount	From/Through	Prorated Amount
REMAINDER NOVEMBER RENT	675.00	11/01/19 through 11/30/19	292.50
		Total Line 213/513	292.50

Seller Loan Payoff Details

Payoff First Mortgage to [redacted]

Loan Payoff [redacted] As of 11/01/19
Total Additional Interest 17 days @ Per Diem

Total Loan Payoff [redacted]

Title Services and Lender's Title Insurance Details

	BORROWER	SELLER
Title Exam to [redacted]	258.00	
Tax Search to [redacted]	15.00	
Attorney Fee to [redacted]	400.00	
Total	$ 673.00	$ 0.00

Owner's Title Insurance

	BORROWER	SELLER
Owner's Policy Premium to [redacted]	[redacted]	
Total	$ [redacted]	$ 0.00

WARNING: It is a crime to knowingly make false statements to the United States on this or any similar form. Penalties upon conviction can include a fine and imprisonment. For details see: Title 18 U.S. Code Section 1001 and Section 1010.

ADDENDUM TO HUD

The undersigned have each received, reviewed, and approved the attached Settlement Statement, (Hud 1) and to the best of their knowledge, it is a true and accurate statement of all receipts and disbursements that should be made on their account in this transaction.

The parties for whom payoffs are being made, warrant the correctness of these amounts, and if a deficiency occurs, will promptly remit deficient sums to the firm of [redacted] The extent of loss to the firm for payoffs that are requested to be expressed or hand delivered for next day delivery, or that are wired for same day receipt, shall be the return of the charge to that party for that service. Seller further acknowledges receipt and payment in full of the proceeds due from the settlement [redacted] is not responsible for late fees on payoffs that are not secured by the property that [redacted] P.C. is closing.

If the proration of taxes and association assessments are made based on estimated amounts prior to receipt of current actual bills, the parties agree to adjust the prorations between themselves when current actual bills are received. The payment of all outstanding taxes and assessments, including homeowners association dues and water bills not paid at settlement, remain the responsibility of the Seller. However, if this sale involves a Relocation Company, then there shall be no further proration or payment of outstanding taxes and assessments, water bills or homeowners association Dues. With regard to proration of homeowners dues, this law firm has relied on information given by the parties to this transaction and makes no warranty to same. Further, this law firm is not responsible for loss occasioned by parties as a result of revisions or changes in the county's tax digest. Seller and purchaser acknowledge that the subject property may be subject to re-assessment for property taxes by local government and the owner's policy of title insurance, if requested to be issued, shall not provide insurance coverage for any additional taxes, interest and/or penalties for prior tax years by virtue of adjustment, re-appraisal, re-assessment, appeal or other amendment to the tax records of the local government in which the subject property is located.

In addition, the parties agree that should any inadvertent errors or omissions later be discovered in any documents executed at settlement or funds received or paid out, they shall promptly execute such corrective documents and/or remit such sums to [redacted], as may be required to adjust or correct such errors or omissions. Due to the lack of current records of the local courthouses, this firm cannot be responsible for loss occasioned by a title matter that would have been avoided by current record keeping.

If the contract between the parties contains language as to survival of its terms, then the terms and conditions of the contract between the parties not fulfilled prior to closing shall survive the execution and delivery of the warranty deed. Contracts involving Relocation Corporations shall not survive the delivery of the warranty deed. It is the responsibility of the purchaser/borrower to determine that all home warranties and hazard insurance that the firm is making payment for on their behalf is in place after the closing. The firms duty as a disburser is to remit payment and not to insure that payment has been made.

Certain charges on the Settlement Statement from line 1100 to 1308 are charges that are estimated and may exceed the actual amount for these charges. The undersigned hereby acknowledges same and acknowledges that fees in excess of actual amounts shall be upon notice by the parties moved to line 1113 as a post closing fee and waives any refund of said excess charges.

If this transaction involves the closings of a loan secured by real property of the Borrower/Purchaser, the law firm of [redacted] maintains an attorney-client relationship with the Lender and has advised the parties to seek independent legal counsel should they desire legal representation. The disbursement of funds and the honoring of escrow checks by this law firm is contingent upon the accuracy of the Settlement Statement, and upon receipt of negotiable funds from the parties involved in this transaction and the financial lending institution, if applicable. Use of the firm's negotiable instruments as third party checks is not the risk of [redacted].

[redacted]

BY:______________________________
[redacted]

____

LANDA PROPERTIES 29 HOLLY GROVE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY

BY:______________________________

____

The HUD-1 Settlement Statement which I have prepared is a true and accurate account of this transaction. I have no actual knowledge that the source of borrowers funds is other than from the borrower. I have caused funds to be disbursed in accordance with this statement.

____
Settlement Agent - [redacted]

GOVERNMENT INSURED OR GUARANTEED LOANS WARNING: It is a crime to knowingly make false statements to the United States Government on this or any other similar forms. Penalties upon conviction can include a fine and imprisonment. For details see Title 18 U.S. Code Section 1001 and Section 1010.

THIS IS IMPORTANT TAX INFORMATION AND IS BEING FURNISHED TO THE INTERNAL REVENUE SERVICE. IF YOU ARE REQUIRED TO FILE A RETURN, A NEGLIGENCE PENALTY OR OTHER SANCTION WILL BE IMPOSED ON YOU IF THIS ITEM IS REQUIRED TO BE REPORTED AND THE IRS DETERMINES THAT IT HAS NOT BEEN REPORTED.

[redacted]

OWNER'S POLICY OF TITLE INSURANCE

Any notice of claim and any other notice or statement in writing required to be given to the Company under this Policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, INVESTORS TITLE INSURANCE COMPANY, a North Carolina corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1. Title being vested other than as stated in Schedule A.
2. Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from
   - (a) A defect in the Title caused by
     - (i) forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;
     - (ii) failure of any person or Entity to have authorized a transfer or conveyance;
     - (iii) a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;
     - (iv) failure to perform those acts necessary to create a document by electronic means authorized by law;
     - (v) a document executed under a falsified, expired, or otherwise invalid power of attorney;
     - (vi) a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or
     - (vii) a defective judicial or administrative proceeding.
   - (b) The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.
   - (c) Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.
3. Unmarketable Title.
4. No right of access to and from the Land.
5. The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
   - (a) the occupancy, use, or enjoyment of the Land;
   - (b) the character, dimensions, or location of any improvement erected on the Land;
   - (c) the subdivision of land; or
   - (d) environmental protection

   if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

(continued on next page)

IN WITNESS WHEREOF, Investors Title Insurance Company has caused this Policy to be signed and sealed, to be valid when Schedule A is countersigned by an authorized officer or agent of the Company.

[redacted]
President

Attest:
[redacted]
Secretary

6. An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.
7. The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.
8. Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.
9. Title being vested other than as stated in Schedule A or being defective

(a) as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b) because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i) to be timely, or

(ii) to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10. Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1. (a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i) the occupancy, use, or enjoyment of the Land;

(ii) the character, dimensions, or location of any improvement erected on the Land;

(iii) the subdivision of land; or

(iv) environmental protection;

or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.

(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2. Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3. Defects, liens, encumbrances, adverse claims, or other matters

(a) created, suffered, assumed, or agreed to by the Insured Claimant;

(b) not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c) resulting in no loss or damage to the Insured Claimant;

(d) attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or

(e) resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4. Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a) a fraudulent conveyance or fraudulent transfer; or

(b) a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5. Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1. DEFINITION OF TERMS

The following terms when used in this policy mean:

(a) "Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b) "Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c) "Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d) "Insured": The Insured named in Schedule A.

(i) The term "Insured" also includes

(A) successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B) successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C) successors to an Insured by its conversion to another kind of Entity;

(D) a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1) if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,

(2) if the grantee wholly owns the named Insured,

(3) if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4) if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii) With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e) "Insured Claimant": An Insured claiming loss or damage.

(f) "Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g) "Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h) "Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i) "Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j) "Title": The estate or interest described in Schedule A.

(k) "Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2. CONTINUATION OF INSURANCE

The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3. NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT

The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4. PROOF OF LOSS

In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5. DEFENSE AND PROSECUTION OF ACTIONS

(a) Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b) The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c) Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6. DUTY OF INSURED CLAIMANT TO COOPERATE

(a) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b) The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7. OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY

In case of a claim under this policy, the Company shall have the following additional options:

(a)To Pay or Tender Payment of the Amount of Insurance.

To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay.

Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i) To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii) To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8. DETERMINATION AND EXTENT OF LIABILITY

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(i) the Amount of Insurance; or

(ii) the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i) the Amount of Insurance shall be increased by 10%, and

(ii) the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9. LIMITATION OF LIABILITY

(a)If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10. REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY

All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11. LIABILITY NONCUMULATIVE

The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12. PAYMENT OF LOSS

When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13. RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14. ARBITRATION

Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of $2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15. LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16. SEVERABILITY

In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17. CHOICE OF LAW; FORUM

(a)Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18. NOTICES, WHERE SENT

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at Investors Title Insurance Company, P.O. Drawer 2687, Chapel Hill, NC 27515-2687.

[redacted]

Georgia Arbitration Endorsement

This Policy is amended to delete the Arbitration Provision contained herein.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

[redacted]

Form No. GA-141 (12/2007)

[redacted]

[redacted]

SCHEDULE A

File Number: [redacted] Policy No.: [redacted]

Address Reference: 29 HOLLY GROVE
GRIFFIN, Georgia 30224-7526

Amount of Insurance: $[redacted] Premium: $[redacted]

Date of Policy: November 18, 2019 at
(the earlier of either the examiner's certification date or recording date and time of the Deed vesting title in the named insured)

1. Name of Insured: LANDA 29 HOLLY GROVE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY
2. The estate or interest in the Land that is insured by this policy is: FEE SIMPLE
3. Title is vested in: LANDA 29 HOLLY GROVE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY
4. The Land referred to in this policy is located in the State of Georgia, County of SPALDING and is described in the attached Schedule C.
5. The Land herein described is encumbered by the following mortgage and assignments, if any:
   and the mortgages, if any, shown in Schedule B hereof.

Issued through the office of:
[redacted]

This Policy consists of pages labeled as Jacket, Schedule A, Schedule B, and Schedule C. This Policy is of no force and effect unless the jacket and all schedules are included, along with any added pages incorporated herein.

Form No. 109-06-A [redacted]

[redacted]

[redacted]

SCHEDULE B

EXCEPTIONS FROM COVERAGE

File Number: [redacted] Policy No.: [redacted]

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1. The lien of the security instrument reflected in Item 5, Schedule A, if any.
2. The dower, curtesy, homestead, community property, or other statutory marital rights, if any, of the spouse of any individual insured.
3. Taxes for the year 2020, and subsequent years, not yet due and payable.

   ALL MATTERS SHOWN ON PLAT RECORDED IN PLAT BOOK 11, PAGE 144, SPALDING COUNTY, GEORGIA RECORDS.

   RIGHT-OF-WAY EASEMENT FROM [redacted] TO SPALDING COUNTY, DATED 4/8/77, RECORDED IN DEED OOK 486, PAGE 34, SPALDING COUNTY, GEORGIA RECORDS.

This Policy consists of pages labeled as Jacket, Schedule A, Schedule B, and Schedule C. This Policy is of no force and effect unless the jacket and all schedules are included, along with any added pages incorporated herein.

Form No. 109-06-A [redacted]

[redacted]

[redacted]

SCHEDULE C

File Number: [redacted] Policy Number: [redacted]

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 246 OF THE SECOND DISTRICT OF ORIGINALLY MONROE, NOW SPALDING COUNTY, GEORGIA, BEING LOT 1, AS SHOWN ON PLAT OF SURVEY ENTITLED "SUBDIVISION OF PROPERTY FOR HARVEY-NICHOLS," DATED 11/30/73, PREPARED BY [redacted], RECORDED IN PLAT BOOK 11, PAGE 144, SPALDING COUNTY, GEORGIA RECORDS, WHICH SAID PLAT, INCLUDING THE BOUNDARIES, METES, COURSES AND DISTANCES OF SAID REAL ESTATE AS SHOWN AND DELINEATED THEREON, IS BY THIS REFERENCE, INCORPORATED HEREIN JUST AS IF THE SAME WAS FULLY AND COMPLETELY COPIED AT LENGTH THERETO.

BEING KNOWN AS 29 HOLLY GROVE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID: [redacted]

This Policy consists of pages labeled as Jacket, Schedule A, Schedule B, and Schedule C. This Policy is of no force and effect unless the jacket and all schedules are included, along with any added pages incorporated herein.

Form 109-06-A [redacted]

Income Statement - 12 Month

[redacted]

Properties: Holly Grove Rd 29 - 29 Holly Grove Road Griffin, GA 30223

Period Range: Aug 2018 to Jul 2019 (Trailing 12 Months)

Account Name	Aug 2018	Sep 2018	Oct 2018	Nov 2018	Dec 2018	Jan 2019	Feb 2019	Mar 2019	Apr 2019	May 2019	Jun 2019	Jul 2019	Total
Operating Income & Expense													
Income													
Rent Income	650.00	650.00	650.00	650.00	650.00	650.00	650.00	650.00	650.00	675.00	675.00	675.00	7,875.00
Total Operating Income	**650.00**	**650.00**	**650.00**	**650.00**	**650.00**	**650.00**	**650.00**	**650.00**	**650.00**	**675.00**	**675.00**	**675.00**	**7,875.00**
Expense													
Lease Renewal Fees Expense	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	300.00	0.00	0.00	300.00
Service Management Fee Expense	0.00	0.00	23.60	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	23.60
HVAC (Heat, Ventilation & Air)	0.00	0.00	236.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	236.00
Commissions Paid	45.50	45.50	45.50	45.50	45.50	45.50	45.50	45.50	45.50	47.25	47.25	47.25	551.25
Total Operating Expense	**45.50**	**45.50**	**305.10**	**45.50**	**45.50**	**45.50**	**45.50**	**45.50**	**45.50**	**347.25**	**47.25**	**47.25**	**1,110.85**
NOI - Net Operating Income	**604.50**	**604.50**	**344.90**	**604.50**	**604.50**	**604.50**	**604.50**	**604.50**	**604.50**	**327.75**	**627.75**	**627.75**	**6,764.15**
Total Income	650.00	650.00	650.00	650.00	650.00	650.00	650.00	650.00	650.00	675.00	675.00	675.00	7,875.00
Total Expense	45.50	45.50	305.10	45.50	45.50	45.50	45.50	45.50	45.50	347.25	47.25	47.25	1,110.85
Net Income	**604.50**	**604.50**	**344.90**	**604.50**	**604.50**	**604.50**	**604.50**	**604.50**	**604.50**	**327.75**	**627.75**	**627.75**	**6,764.15**



[redacted]

TABLE OF CONTENTS

REPORT OVERVIEW

®

“Limitations of Inspection” sections within this report.

GROUNDS

Driveway has typical settling cracks
No visible signs of termite treatment, recommend inquiring with owner
Recommend painting/sealing covered patio screen enclosure
Recommend anti-siphon valves at all exterior hose bibs
Rear exterior hose bibs valve control is damaged, recommend repair
Multiple bird and wasp nests around exterior, recommend pest service remove
Soil erosion at rear of driveway, recommend backfill dirt
Front covered porch floorboards and railing shows signs of moisture penetration, recommend painting
Front covered porch rail post is moisture damaged, recommend repair

ROOF

Front roofing has waving and ponding areas, recommend licensed roofer evaluate
Rear roof vents boots are lifting, recommend securing

EXTERIOR

Rear left gutter downspout is detached, recommend repair
Rear vinyl soffit is detaching, recommend securing
Recommend splash blocks/extensions at all gutter downspouts
Right side vinyl siding is damaged, recommend repair
Front vinyl soffit is detaching, recommend securing
Front vinyl trim is damaged, recommend repair

ELECTRICAL/A/C - HEAT PUMP

Less than 3' from balcony/deck/windows

light fixture installed over 20' off a solid surface or further that 2' from a w

Ac unit is past its half-life, recommend monitoring
Front covered porch light not operating, recommend repair/bulb replacement
Front exterior flood light is detached and not operating, recommend repair
Covered patio ceiling fan light not operating, recommend repair/bulb replacement
Ac unit refrigerant line is exposed, recommend rewrapping
Exterior electrical outlets are not gfci, recommend replacing

KITCHEN

Open ground/Reverse polarity within 6' of water:

Kitchen cabinets and drawers are in marginal condition

Open ground/reverse polarity within 6' of water:

BATHROOM(S)

Open ground/Reverse polarity within 6' of water:

Hall bathroom cold water knob is damaged and not operating, recommend repair
Hall bathroom shower head has a leak, recommend repair
Hall bathroom toilet bolt covers missing, recommend replacing
Hall bathroom toilet is loose, recommend securing
Hall bathroom sink stopper not operating, recommend replacing

Open ground/Reverse polarity within 6' of water:

Master bathroom exhaust fan is noisy, recommend repair
Master bathroom shower water knob is damaged and not operating, recommend repair
Master bathroom door does not close, recommend adjustment

ROOMS

Front bedroom ceiling shows signs of previous repair, recommend monitoring

ROOMS

INTERIOR

Roof sheathing and supports in attic is damaged and detaching, recommend licensed roofer evaluate

Walls and ceilings throughout interior have scuffs, scratches, and are in marginal condition

CRAWL SPACE

Crawlspace walls shows signs of moisture penetration, recommend drilling weeping holes

PLUMBING

Water pressure exceeds 80 psi, recommend adjusting between 40 and 80 psi
Water heater vent pipe is detached, recommend securing
Water heater drain pan is missing, recommend installing
Water heater expansion chamber is missing, recommend installing

HEATING SYSTEM

Could not test HVAC heating system due to extreme temperatures

ELECTRIC/COOLING SYSTEM

Recommend updating electrical panel

Cooling system is satisfactory

SUMMARY

Hall bathroom shower water knob is damaged and not operating, recommend repair
Hall bathroom cold water knob is damaged and not operating, recommend repair
Front covered porch light not operating, recommend repair/bulb replacement
Front exterior flood light is detached and not operating, recommend repair
Covered patio ceiling fan light not operating, recommend repair/bulb replacement

---

Hall bathroom shower head has a leak, recommend repair
Roof sheathing and supports in attic is damaged and detaching, recommend licensed roofer evaluate
Water pressure exceeds 80 psi, recommend adjusting between 40 and 80 psi
Exterior electrical outlets are not gfci, recommend replacing
Water heater vent pipe is detached, recommend securing
Front roofing has waving and ponding areas, recommend licensed roofer evaluate
Multiple bird and wasp nests around exterior, recommend pest service remove

---

Driveway has typical settling cracks
No visible signs of termite treatment, recommend inquiring with owner
Recommend painting/sealing covered patio screen enclosure
Recommend anti-siphon valves at all exterior hose bibs
Rear exterior hose bibs valve control is damaged, recommend repair
Soil erosion at rear of driveway, recommend backfill dirt
Front covered porch floorboards and railing shows signs of moisture penetration, recommend painting
Front covered porch rail post is moisture damaged, recommend repair
Rear roof vents boots are lifting, recommend securing
Rear left gutter downspout is detached, recommend repair
Rear vinyl soffit is detaching, recommend securing

Recommend splash blocks/extensions at all gutter downspouts
Right side vinyl siding is damaged, recommend repair
Front vinyl soffit is detaching, recommend securing
Front vinyl trim is damaged, recommend repair
Ac unit is past its half-life, recommend monitoring
Ac unit refrigerant line is exposed, recommend rewrapping
Crawlspace walls shows signs of moisture penetration, recommend drilling weeping holes
Water heater drain pan is missing, recommend installing
Water heater expansion chamber is missing, recommend installing
Walls and ceilings throughout interior have scuffs, scratches, and are in marginal condition
Kitchen cabinets and drawers are in marginal condition
Hall bathroom toilet bolt covers missing, recommend replacing
Hall bathroom toilet is loose, recommend securing
Hall bathroom sink stopper not operating, recommend replacing
Master bathroom exhaust fan is noisy, recommend repair
Master bathroom door does not close, recommend adjustment
Front bedroom ceiling shows signs of previous repair, recommend monitoring
Recommend updating electrical panel


Water pressure exceeds 80 psi, recommend adjusting between 40 and 80 psi
Recommend anti-siphon valves at all exterior hose bibs
Rear exterior hose bibs valve control is damaged, recommend repair
Multiple bird and wasp nests around exterior, recommend pest service remove
Soil erosion at rear of driveway, recommend backfill dirt
Front covered porch floorboards and railing shows signs of moisture penetration, recommend painting


Front covered porch rail post is moisture damaged, recommend repair
Front roofing has waving and ponding areas, recommend licensed roofer evaluate
Rear roof vents boots are lifting, recommend securing
Rear left gutter downspout is detached, recommend repair
Rear vinyl soffit is detaching, recommend securing


Right side vinyl siding is damaged, recommend repair
Front vinyl soffit is detaching, recommend securing
Front vinyl trim is damaged, recommend repair
Front exterior flood light is detached and not operating, recommend repair
Covered patio ceiling fan light not operating, recommend repair/bulb replacement


Ac unit refrigerant line is exposed, recommend rewrapping
Crawlspace walls shows signs of moisture penetration, recommend drilling weeping holes
Water heater vent pipe is detached, recommend securing
Roof sheathing and supports in attic is damaged and detaching, recommend licensed roofer evaluate
Walls and ceilings throughout interior haves scuffs, scratches, and are in marginal condition


Kitchen cabinets and drawers are in marginal condition
Hall bathroom cold water knob is damaged and not operating, recommend repair
Hall bathroom shower head has a leak, recommend repair
Hall bathroom toilet bolt covers missing, recommend replacing
Hall bathroom shower water knob is damaged and not operating, recommend repair
Front bedroom ceiling shows signs of previous repair, recommend monitoring

GROUNDS

REMARKS

ch. Dirt shall be approximately 6" below the bottom sill and should not touch wood surfaces.

sh a positive grade, a proper slope away from the house is 1" per foot for

ay over 3 steps and porches over 30" for safety reasons. Balusters

ROOF

REMARKS

	(mfgr's cl	

EXTERIOR

REMARKS

chimney cleaning will keep you apprised of the chimney's c

(4' or more). Paint the inside of galvanized gutters,

ELECTRICAL/A/C - HEAT PUMP

REMARKS

GARAGE

REMARKS

2’ on all si
minimal with up to 6’ of air discharge desirable. If a clothes dryer vent is within five to ten feet, either

INTERIOR

KITCHEN REMARKS

h will sometimes show the seams of the 16” wide gypsum lath, but this does not indicate a

BATHROOM(S)

REMARKS

Don’t

these outlets with G.F.C.I.’s are recommended.

INTERIOR

ROOMS REMARKS

Bedrooms that do not have cold air returns in them should have a 3/4" gap under the doors to allow cold air to be drawn into

major components of the home, no inspection will pick up every minute latent defect. The inspector's ability to

INTERIOR

REMARKS

38, approximately 12". If insulation is added, it is important that

BASEMENT

REMARKS

CRAWL SPACE

REMARKS

PLUMBING

REMARKS

The temperature/pressure valve should be tested several times a year by lifting the valve's handle. Caut

HEATING SYSTEM

REMARKS

FIRED HOT AIR…………………..15
FIRED HOT AIR…………………...
CAST IRON BOILER…………………...

STEEL BOILER…………………………

COPPER BOILER……………………….

CIRCULATING PUMP (Hot water)…….
AIR CONDITIONING COMPRESSOR…8
HEAT PUMP……………………………..8

ELECTRIC/COOLING SYSTEM

REMARKS

rdware stores. G.F.C.I.'s are recommended by all outlets located near water, outside outlets, or


Reset Button
Test Button
GROUND-FAULT CIRCUIT INTERRUPTOR

If you do have G.F.C.I.'s, it is recommended that yo

doesn't, the breaker is not working properly. If you don't test

to the silver screw. When these wires are switched, this is called "reverse polarity." Turning off the

pump can only be tested in the mode it's running in.

COSTS OF REMODELING OR REPAIR

–

–

–

–

–

–

addresses most of these items from a "condition" standpoint.

PREVENTIVE MAINTENANCE TIPS

b. Draw off sediment in water heaters monthly or per manufacturer's instructions.

- Main water shutoff valve.
- Main electrical disconnect or breaker.
- Main emergency shutoff switch

oct 10, 2019

[redacted]

I inspected the waves in the roof at 29 Holly Grove Rd Griffin Ga. The roof is what is known as a truss Roof with the Roof Sheathing / Plywood installed on trusses located 2' off center. Overtime some minor sagging may occur this is normal. there is no sign of repairs or previous leaks. ive been a roofer for 16 years and that is my honest opinion.

[redacted]

Tenant Ledger

Tenants: [redacted]
Mobile: [redacted]
Unit: --
Property: Holly Grove Rd 29 - 29 Holly Grove Road Griffin, GA 30223
Status: Current
Move in date: 03/01/2015
Move out date: --
Lease Expiration: 04/30/2020
Rent: 675.00
Deposit Paid: 0.00

Date	Payer	Description	Charges	Payments	Balance
Starting Balance					0.00
08/31/2016	[redacted]	ACH Payment [redacted]		650.00	-650.00
09/01/2016		Rent Income - September 2016 - Rent Income	650.00		0.00
10/01/2016		Rent Income - October 2016 - Rent Income	650.00		650.00
10/01/2016	[redacted]	ACH Payment [redacted]		650.00	0.00
11/01/2016		Rent Income - November 2016 - Rent Income	650.00		650.00
11/01/2016	[redacted]	ACH Payment [redacted]		650.00	0.00
12/01/2016		Rent Income - December 2016 - Rent Income	650.00		650.00
12/01/2016	[redacted]	ACH Payment [redacted]		650.00	0.00
01/01/2017		Rent Income - January 2017 - Rent Income	650.00		650.00
01/01/2017	[redacted]	ACH Payment [redacted]		650.00	0.00
02/01/2017		Rent Income - February 2017 - Rent Income	650.00		650.00
02/01/2017	[redacted]	ACH Payment [redacted]		650.00	0.00
03/01/2017		Rent Income - March 2017 - Rent Income	650.00		650.00
03/01/2017	[redacted]	ACH Payment [redacted]		650.00	0.00
03/31/2017	[redacted]	ACH Payment [redacted]		650.00	-650.00
04/01/2017		Rent Income - April 2017 - Rent Income	650.00		0.00
05/01/2017		Rent Income - May 2017 - Rent Income	650.00		650.00
05/01/2017	[redacted]	ACH Payment [redacted]		650.00	0.00
06/01/2017		Rent Income - June 2017 - Rent Income	650.00		650.00
06/01/2017	[redacted]	ACH Payment [redacted]		650.00	0.00
07/01/2017		Rent Income - July 2017 - Rent Income	650.00		650.00
07/01/2017	[redacted]	ACH Payment [redacted]		650.00	0.00
08/01/2017		Rent Income - August 2017 - Rent Income	650.00		650.00
08/01/2017	[redacted]	ACH Payment [redacted]		650.00	0.00
09/01/2017		Rent Income - September 2017 - Rent Income	650.00		650.00
09/01/2017	[redacted]	ACH Payment [redacted]		650.00	0.00
10/01/2017		Rent Income - October 2017 - Rent Income	650.00		650.00
10/01/2017	[redacted]	ACH Payment [redacted]		650.00	0.00
10/31/2017	[redacted]	ACH Payment [redacted]		650.00	-650.00
11/01/2017		Rent Income - November 2017 - Rent Income	650.00		0.00
11/30/2017	[redacted]	ACH Payment [redacted]		650.00	-650.00
12/01/2017		Rent Income - December 2017 - Rent Income	650.00		0.00
12/30/2017	[redacted]	ACH Payment [redacted]		650.00	-650.00
01/01/2018		Rent Income - January 2018 - Rent Income	650.00		0.00
02/01/2018		Rent Income - February 2018 - Rent Income	650.00		650.00

Tenant Ledger

Date	Payer	Description	Charges	Payments	Balance
02/01/2018	[redacted]	ACH Payment [redacted]		650.00	0.00
03/01/2018		Rent Income - March 2018 - Rent Income	650.00		650.00
03/01/2018	[redacted]	ACH Payment [redacted]		650.00	0.00
03/31/2018	[redacted]	ACH Payment [redacted]		650.00	-650.00
04/01/2018		Rent Income - April 2018 - Rent Income	650.00		0.00
05/01/2018		Rent Income - May 2018 - Rent Income	650.00		650.00
05/01/2018	[redacted]	ACH Payment [redacted]		650.00	0.00
05/31/2018	[redacted]	ACH Payment [redacted]		650.00	-650.00
06/01/2018		Rent Income - June 2018 - Rent Income	650.00		0.00
07/01/2018		Rent Income - July 2018 - Rent Income	650.00		650.00
07/01/2018	[redacted]	ACH Payment [redacted]		650.00	0.00
08/01/2018		Rent Income - August 2018 - Rent Income	650.00		650.00
08/01/2018	[redacted]	ACH Payment [redacted]		650.00	0.00
09/01/2018		Rent Income - September 2018 - Rent Income	650.00		650.00
09/01/2018	[redacted]	ACH Payment [redacted]		650.00	0.00
10/01/2018		Rent Income - October 2018 - Rent Income	650.00		650.00
10/01/2018	[redacted]	ACH Payment [redacted]		650.00	0.00
11/01/2018		Rent Income - November 2018 - Rent Income	650.00		650.00
11/01/2018	[redacted]	ACH Payment [redacted]		650.00	0.00
12/01/2018		Rent Income - December 2018 - Rent Income	650.00		650.00
12/01/2018	[redacted]	ACH Payment [redacted]		650.00	0.00
12/31/2018	[redacted]	ACH Payment [redacted]		650.00	-650.00
01/01/2019		Rent Income - January 2019 - Rent Income	650.00		0.00
02/01/2019		Rent Income - February 2019 - Rent Income	650.00		650.00
02/01/2019	[redacted]	ACH Payment [redacted]		650.00	0.00
03/01/2019		Rent Income - March 2019 - Rent Income	650.00		650.00
03/01/2019	[redacted]	ACH Payment [redacted]		650.00	0.00
04/01/2019		Rent Income - April 2019 - Rent Income	650.00		650.00
04/01/2019	[redacted]	ACH Payment [redacted]		650.00	0.00
05/01/2019		Rent Income - May 2019 - Rent Income	675.00		675.00
05/01/2019	[redacted]	ACH Payment [redacted]		675.00	0.00
06/01/2019		Rent Income - June 2019 - Rent Income	675.00		675.00
06/01/2019	[redacted]	ACH Payment [redacted]		675.00	0.00
07/01/2019		Rent Income - July 2019 - Rent Income	675.00		675.00
07/01/2019	[redacted]	ACH Payment [redacted]		675.00	0.00

Total	**0.00**